SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant                     [ ]

Filed by a Party other than the Registrant  [x]

Check the appropriate box:

[ ]   Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive  Proxy  Statement
[ ]   Definitive  Additional  Materials
[X]   Soliciting  Material  Pursuant  to   240.14a-12

                          Mentor Graphics Corporation
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                            Dr. Alexander J. Denner
                              Dr. Richard Mulligan
                          Professor Lucian A. Bebchuk
                                Dr. Eric J. Ende
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid:


[ ]   Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

On June 17, 2011, Carl C. Icahn and affiliated entities filed a Schedule 13D relating to Forest Laboratories, Inc., a copy of which is filed herewith as
Exhibit  1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF FOREST LABORATORIES, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT
HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1.

                                                                       EXHIBIT 1


                                  Schedule 13D

                                 [see attached]

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13D

                   Under the Securities Exchange Act of 1934
                               (Amendment No.__)*

                           Forest Laboratories, Inc.
                                (Name of Issuer)

                         Common Stock, Par Value $0.10
                         (Title of Class of Securities)

                                   345838106
                                 (CUSIP Number)

                               Marc Weitzen, Esq.
                                Icahn Capital LP
                          767 Fifth Avenue, 47th Floor
                            New York, New York 10153
                                 (212) 702-4300
                 (Name, Address and Telephone Number of Person
               Authorized to Receive Notices and Communications)

                                  June 7, 2011
            (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box / /.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                  SCHEDULE 13D

CUSIP  No.  345838106

1   NAME  OF  REPORTING  PERSON
      High  River  Limited  Partnership

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      WC

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      3,979,168 (includes Shares underlying call options. See Item 5)

8   SHARED  VOTING  POWER
      0

9   SOLE  DISPOSITIVE  POWER
      3,979,168 (includes Shares underlying call options. See Item 5)

10  SHARED  DISPOSITIVE  POWER
      0

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      3,979,168 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      1.39%

14  TYPE  OF  REPORTING  PERSON
      PN

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Hopper  Investments  LLC

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      OO

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      0

8   SHARED  VOTING  POWER
      3,979,168 (includes Shares underlying call options. See Item 5)

9   SOLE  DISPOSITIVE  POWER
      0

10  SHARED  DISPOSITIVE  POWER
      3,979,168 (includes Shares underlying call options. See Item 5)

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      3,979,168 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      1.39%

14  TYPE  OF  REPORTING  PERSON
      OO

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Barberry  Corp.

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      OO

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      0

8   SHARED  VOTING  POWER
      3,979,168 (includes Shares underlying call options. See Item 5)

9   SOLE  DISPOSITIVE  POWER
      0

10  SHARED  DISPOSITIVE  POWER
      3,979,168 (includes Shares underlying call options. See Item 5)

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      3,979,168 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      1.39%

14  TYPE  OF  REPORTING  PERSON
      CO

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Icahn  Partners  Master  Fund  LP

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      WC

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Cayman  Islands

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      6,582,778  (includes  Shares  underlying  call  options.  See  Item  5)

8   SHARED  VOTING  POWER
      0

9   SOLE  DISPOSITIVE  POWER
      6,582,778 (includes Shares underlying call options. See Item 5)

10  SHARED  DISPOSITIVE  POWER
      0

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      6,582,778 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      2.30%

14  TYPE  OF  REPORTING  PERSON
      PN

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Icahn  Partners  Master  Fund  II  LP

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      WC

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Cayman  Islands

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      2,256,777  (includes  Shares  underlying  call  options.  See  Item  5)

8   SHARED  VOTING  POWER
      0

9   SOLE  DISPOSITIVE  POWER
      2,256,777  (includes  Shares  underlying  call  options.  See  Item  5)

10  SHARED  DISPOSITIVE  POWER
      0

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      2,256,777 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      0.79%

14  TYPE  OF  REPORTING  PERSON
      PN

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Icahn  Partners  Master  Fund  III  LP

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      WC

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Cayman  Islands

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      981,932  (includes  Shares  underlying  call  options.  See  Item  5)

8   SHARED  VOTING  POWER
      0

9   SOLE  DISPOSITIVE  POWER
      981,932 (includes Shares underlying call options. See Item 5)

10  SHARED  DISPOSITIVE  POWER
      0

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      981,932 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      0.34%

14  TYPE  OF  REPORTING  PERSON
      PN

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Icahn  Offshore  LP

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      OO

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      0

8   SHARED  VOTING  POWER
      9,821,487 (includes Shares underlying call options. See Item 5)

9   SOLE  DISPOSITIVE  POWER
      0

10  SHARED  DISPOSITIVE  POWER
      9,821,487 (includes Shares underlying call options. See Item 5)

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      9,821,487 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      3.43%

14  TYPE  OF  REPORTING  PERSON
      PN

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Icahn  Partners  LP

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      WC

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      6,095,186  (includes  Shares  underlying  call  options.  See  Item  5)

8   SHARED  VOTING  POWER
      0

9   SOLE  DISPOSITIVE  POWER
      6,095,186 (includes Shares underlying call options. See Item 5)

10  SHARED  DISPOSITIVE  POWER
      0

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      6,095,186 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      2.13%

14  TYPE  OF  REPORTING  PERSON
      PN

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Icahn  Onshore  LP

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      OO

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      0

8   SHARED  VOTING  POWER
      6,095,186 (includes Shares underlying call options. See Item 5)

9   SOLE  DISPOSITIVE  POWER
      0

10  SHARED  DISPOSITIVE  POWER
      6,095,186 (includes Shares underlying call options. See Item 5)

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      6,095,186 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      2.13%

14  TYPE  OF  REPORTING  PERSON
      PN

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Icahn  Capital  LP

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      OO

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      0

8   SHARED  VOTING  POWER
      15,916,673 (includes Shares underlying call options. See Item 5)

9   SOLE  DISPOSITIVE  POWER
      0

10  SHARED  DISPOSITIVE  POWER
      15,916,673 (includes Shares underlying call options. See Item 5)

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      15,916,673 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      5.56%

14  TYPE  OF  REPORTING  PERSON
      PN

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      IPH  GP  LLC

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      OO

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      0

8   SHARED  VOTING  POWER
      15,916,673 (includes Shares underlying call options. See Item 5)

9   SOLE  DISPOSITIVE  POWER
      0

10  SHARED  DISPOSITIVE  POWER
      15,916,673 (includes Shares underlying call options. See Item 5)

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      15,916,673 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      5.56%

14  TYPE  OF  REPORTING  PERSON
      OO

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Icahn  Enterprises  Holdings  L.P.

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      OO

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      0

8   SHARED  VOTING  POWER
      15,916,673 (includes Shares underlying call options. See Item 5)

9   SOLE  DISPOSITIVE  POWER
      0

10  SHARED  DISPOSITIVE  POWER
      15,916,673 (includes Shares underlying call options. See Item 5)

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      15,916,673 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      5.56%

14  TYPE  OF  REPORTING  PERSON
      PN

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Icahn  Enterprises  G.P.  Inc.

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      OO

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      0

8   SHARED  VOTING  POWER
      15,916,673 (includes Shares underlying call options. See Item 5)

9   SOLE  DISPOSITIVE  POWER
      0

10  SHARED  DISPOSITIVE  POWER
      15,916,673 (includes Shares underlying call options. See Item 5)

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      15,916,673 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      5.56%

14  TYPE  OF  REPORTING  PERSON
      CO

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Beckton  Corp.

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      OO

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      0

8   SHARED  VOTING  POWER
      15,916,673  (includes  Shares  underlying  call  options.  See  Item  5)

9   SOLE  DISPOSITIVE  POWER
      0

10  SHARED  DISPOSITIVE  POWER
      15,916,673 (includes Shares underlying call options. See Item 5)

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      15,916,673 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      5.56%

14  TYPE  OF  REPORTING  PERSON
      CO

                                  SCHEDULE 13D

CUSIP No. 345838106

1   NAME  OF  REPORTING  PERSON
      Carl  C.  Icahn

2   CHECK  THE  APPROPRIATE  BOX  IF  A  MEMBER  OF  A  GROUP
      (a) / /
      (b) / /

3   SEC  USE  ONLY

4   SOURCE  OF  FUNDS
      OO

5   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
    2(d)  or  2(e)     /  /

6   CITIZENSHIP  OR  PLACE  OF  ORGANIZATION
      United  States  of  America

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7   SOLE  VOTING  POWER
      0

8   SHARED  VOTING  POWER
      19,895,841 (includes Shares underlying call options. See Item 5)

9   SOLE  DISPOSITIVE  POWER
      0

10  SHARED  DISPOSITIVE  POWER
      19,895,841 (includes Shares underlying call options. See Item 5)

11  AGGREGATE  AMOUNT  BENEFICIALLY  OWNED  BY  EACH  REPORTING  PERSON
      19,895,841 (includes Shares underlying call options. See Item 5)

12  CHECK BOX IF THE  GGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    / /

13  PERCENT  OF  CLASS  REPRESENTED  BY  AMOUNT  IN  ROW  (11)
      6.95%

14  TYPE  OF  REPORTING  PERSON
      IN

                                  SCHEDULE 13D

Item 1. Security and Issuer

     This statement relates to the Common Stock, par value $0.10 (the "Shares"), issued by Forest Laboratories, Inc. (the "Issuer"). The address of the principal executive offices of the Issuer is 909 Third Avenue, New York, New York 10022.

Item 2. Identity and Background

     The persons filing this statement are High River Limited Partnership ("High River"), Hopper Investments LLC ("Hopper"), Barberry Corp. ("Barberry"), Icahn
Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II LP ("Icahn Master II"), Icahn Partners Master Fund III LP ("Icahn Master III"), Icahn Offshore LP ("Icahn Offshore"), Icahn Partners LP ("Icahn Partners"), Icahn Onshore LP ("Icahn Onshore"), Icahn Capital LP ("Icahn Capital"), IPH GP LLC ("IPH"), Icahn Enterprises Holdings L.P. ("Icahn Enterprises Holdings"), Icahn Enterprises G.P. Inc. ("Icahn Enterprises GP"), Beckton Corp. ("Beckton"), and Carl C. Icahn, a citizen of the United States of America (collectively, the "Reporting Persons").

     The principal business address of each of (i) High River, Hopper, Barberry, Icahn Offshore, Icahn Partners, Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601, (ii) Icahn Master, Icahn Master II and Icahn Master III is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands, and (iii) Mr. Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, NY 10153.

     Barberry is the sole member of Hopper, which is the general partner of High River. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is the general partner of Icahn Partners. Icahn Capital is the general partner of each of Icahn Offshore and Icahn Onshore. Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl
C. Icahn is the sole stockholder of each of Barberry and Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Reporting Persons. In addition, Mr. Icahn is the indirect holder of approximately 92.3% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. ("Icahn Enterprises"). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings.

     Each of High River and Barberry is primarily engaged in the business of investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River. Each of Icahn Master, Icahn Master II, Icahn Master III and Icahn Partners is primarily engaged in the business of investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Enterprises Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Enterprises Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP.

     Carl  C.  Icahn's  present principal occupation or employment is serving as
(i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises, a New York Stock Exchange listed diversified holding company engaged in a variety of businesses, including investment management, metals, automotive, real estate, railcar, food packaging, casino gaming and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

     The name, citizenship, present principal occupation or employment and business address of each director and executive officer of the Reporting Persons are set forth in Schedule A attached hereto.

     None of the Reporting Persons nor any manager or executive officer of the Reporting Persons, has, during the past five years, (a) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or
(b) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting, or mandating activities subject to, Federal or State securities laws or a finding of any violation with respect to such laws.

Item 3. Source and Amount of Funds or Other Consideration

     The Reporting Persons hold, in the aggregate, 19,895,841 Shares (including Shares underlying call options. See Item 5). The aggregate purchase price of the Shares purchased by the Reporting Persons collectively was approximately $316.9 million (including commissions and premiums for the options to purchase Shares). The source of funding for the purchase of these Shares was the general working capital of the respective purchasers. The Shares are held by the Reporting Persons in margin accounts together with other securities. Such margin accounts may from time to time have debit balances. Part of the purchase price of the Shares purchased by the Reporting Persons was obtained through margin borrowing. As of the close of business on June 16, 2010, the indebtedness of (i) High River's margin account was approximately $234.0 million, (ii) Icahn Partners' margin account was approximately $410.0 million, (iii) Icahn Master's margin account was approximately $404.6 million, (iv) Icahn Master II's margin account was approximately $95.3 million, and (v) Icahn Master III's margin account was approximately $52.2 million.

Item 4. Purpose of Transaction

     The Reporting Persons acquired the Shares that they beneficially own in the belief that the Shares were undervalued.

     On June 10, 2011, the Reporting Persons delivered a letter to the Issuer (the "Notification Letter"), notifying the Issuer, as required by the Issuer's bylaws, that the Reporting Persons intend to appear at the Issuer's 2011 annual meeting of stockholders to nominate and seek to elect the four individuals named in the Notification Letter to the Issuer's nine-member board of directors. The Reporting Persons believe that their proposed nominees have impressive qualifications and that their experience, including on other pharma boards, would be extremely beneficial to the Issuer and, therefore, its stockholders.
The bios of these proposed nominees are included in the Notification Letter filed herewith. On June 14, 2011, representatives of the Reporting Persons met with representatives of the Issuer and discussed the Reporting Persons' desire to have these four persons elected to the Issuer's board and matters relevant thereto. No agreements or understandings resulted from that meeting.

     The Reporting Persons believe that recent events concerning the Issuer, together with the declining performance of the Shares over the past 7 years and the anticipated decline in the Issuer's results of operations due to the loss of patent protection on Lexapro, the Issuer's most significant drug, also warrant a change in the composition of the Issuer's board of directors. Additionally, in 2010, the Issuer disclosed that it pled guilty to a felony and misdemeanor charges and paid in excess of $300 million to settle claims brought against it by the US Department of Justice and US Attorney's Office. The Issuer stated that these matters were resolved. However, this proved not to be the case. On April 13, 2011, the Issuer publicly disclosed that on April 12, 2011, Mr. Howard Solomon, the longtime Chairman and CEO of the Issuer, was notified by the Office of the Inspector General, Department of Health and Human Services (the "OIG-HHS") that the OIG-HHS was commencing an action to exclude him from participating in federal healthcare programs based on the matters that the Issuer previously disclosed were settled. The Issuer stated that should the OIG-HHS ultimately determine that Mr. Solomon should be excluded, Mr. Solomon would be required to step down as an officer of the Issuer unless his exclusion is enjoined by legal proceedings. The Issuer also disclosed on that same day (just one day after receiving the notification from the OIG-HHS) that Mr. Solomon plans to commence litigation to prevent any such exclusion and that the Issuer will support such litigation by Mr. Solomon. The Issuer indicated that it believes that these actions by the OIG-HHS are unprecedented.

In light of:

(i)   the  Issuer's  poor  performance  over  the  past  7  years;

(ii) the Issuer's failure to adequately prepare for the expiration of the Lexapro patent, which will result in a serious diminution in revenues; and

(iii) the Issuer's expenditure of in excess of $300 million to ostensibly settle matters that continue to plague the Issuer,

the Reporting Persons find it hard to understand why this board has indicated that it will continue to spend the shareholders' money to fight the government on behalf of Mr. Solomon. Therefore, on June 17, 2011, the Reporting Persons made a request to the Issuer pursuant to Section 220 of the Delaware General Corporation Law seeking documents relevant to the action by the OIG-HHS to understand this board's rationale for its actions in these matters (the "220 Request"). The Reporting Persons may continue to seek to meet with the Issuer to discuss matters relating to the election of directors, the proposed exclusion action by the OIG-HHS and any other matters which the Reporting Persons believe would enhance shareholder value.

     The Reporting Persons may, from time to time and at any time, acquire additional Shares and/or other equity, debt, notes, instruments or other securities and/or derivative securities relating thereto (collectively, "Securities") of the Issuer in the open market or otherwise. They reserve the right to dispose of any or all of their Securities in the open market or otherwise, at any time and from time to time, and to engage in any hedging or similar transactions with respect to the Securities.

     A copy of the Notification Letter is filed herewith as an exhibit and incorporated herein by reference, and any descriptions herein of the Notification Letter are qualified in their entirety by reference to the Notification Letter. A copy of the 220 Request is filed herewith as an exhibit and incorporated herein by reference, and any descriptions herein of the 220 Request are qualified in their entirety by reference to the 220 Request.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF FOREST LABORATORIES, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

Item 5. Interest in Securities of the Issuer

     For purposes of this Schedule 13D:

     (a) The Reporting Persons may be deemed to beneficially own, in the aggregate, 19,895,841 Shares (including Shares underlying call options), representing approximately 6.95% of the Issuer's outstanding Shares (based upon the 286,162,661 Shares stated to be outstanding as of May 25, 2011 by the Issuer in the Issuer's Form 10-K filed with the Securities and Exchange Commission on May 27, 2011).

     (b) High River has sole voting power and sole dispositive power with regard to 3,979,168 Shares (including Shares underlying call options). Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 6,582,778 Shares (including Shares underlying call options). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and sole dispositive power with regard to 2,256,777 Shares (including Shares underlying call options). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and sole dispositive power with regard to 981,932 Shares (including Shares underlying call options). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 6,095,186 Shares (including Shares underlying call options). Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

     Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which High River directly beneficially owns. Each of Hopper, Barberry and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to each of Icahn Master, Icahn Master II and Icahn Master III (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which each of Icahn Master, Icahn Master II and Icahn Master III directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which Icahn Partners directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes.

     (c) The following table sets forth all transactions with respect to Shares effected during the past sixty (60) days by any of the Reporting Persons, inclusive of any transactions effected through 5:00 p.m., New York City time, on June 17, 2011. Except as otherwise noted below, all such transactions were purchases of Shares effected in the open market, and the table includes commissions paid in per share prices.

Name of                Date of               Amount of          Price Per
Reporting              Transaction           Securities         Share
Person
----------------       -----------           ----------         ----------
High River               4/26/2011            66,354(1)           12.30(2)
High River               4/27/2011            30,488(1)           11.86(2)
High River               4/28/2011               320(1)           11.88(2)
High River               4/29/2011            65,980(1)           11.96(2)
High River               5/12/2011           127,227(1)           12.38(2)
High River               5/13/2011           101,298(1)           12.99(2)
High River               5/16/2011             1,329(1)           12.96(2)
High River               5/17/2011            24,003(1)           12.98(2)
High River               5/18/2011           175,365(1)           13.65(2)
High River               5/19/2011           222,287(1)           13.96(2)
High River               5/20/2011           222,384(1)           14.07(2)
High River               5/23/2011           155,759(1)           13.54(2)
High River               5/24/2011            87,833(1)           13.70(2)
High River               5/25/2011           162,407(1)           13.95(2)
High River               5/26/2011           112,860(1)           14.15(2)
High River                6/1/2011            12,394(1)           14.27(2)
High River                6/2/2011            42,836(1)           14.26(2)
High River                6/3/2011           446,401(1)           15.50(2)
High River                6/6/2011            95,000(1)           15.31(2)
High River                6/7/2011           262,741(1)           15.63(2)
High River                6/8/2011           219,098(1)           15.76(2)
High River                6/9/2011           362,519(1)           16.46(2)
High River               6/10/2011           279,047(1)           16.65(2)

Icahn Partners           4/26/2011           103,149(1)           12.30(2)
Icahn Partners           4/27/2011            46,839(1)           11.86(2)
Icahn Partners           4/28/2011               493(1)           11.88(2)
Icahn Partners           4/29/2011           101,370(1)           11.96(2)
Icahn Partners           5/12/2011           191,068(1)           12.38(2)
Icahn Partners           5/13/2011           155,182(1)           12.99(2)
Icahn Partners           5/16/2011             2,035(1)           12.96(2)
Icahn Partners           5/17/2011            36,771(1)           12.98(2)
Icahn Partners           5/18/2011           268,648(1)           13.65(2)
Icahn Partners           5/19/2011           340,528(1)           13.96(2)
Icahn Partners           5/20/2011           340,677(1)           14.07(2)
Icahn Partners           5/23/2011           238,613(1)           13.54(2)
Icahn Partners           5/24/2011           134,553(1)           13.70(2)
Icahn Partners           5/25/2011           248,797(1)           13.95(2)
Icahn Partners           5/26/2011           172,894(1)           14.15(2)
Icahn Partners            6/1/2011            18,626(1)           14.27(2)
Icahn Partners            6/2/2011            65,615(1)           14.26(2)
Icahn Partners            6/3/2011           683,786(1)           15.50(2)
Icahn Partners            6/6/2011           145,518(1)           15.31(2)
Icahn Partners            6/7/2011           402,460(1)           15.63(2)
Icahn Partners            6/8/2011           335,608(1)           15.76(2)
Icahn Partners            6/9/2011           555,298(1)           16.46(2)
Icahn Partners           6/10/2011           427,437(1)           16.65(2)

Icahn Master             4/26/2011            78,757(1)           12.30(2)
Icahn Master             4/27/2011            50,095(1)           11.86(2)
Icahn Master             4/28/2011               526(1)           11.88(2)
Icahn Master             4/29/2011           108,417(1)           11.96(2)
Icahn Master             5/12/2011           219,672(1)           12.38(2)
Icahn Master             5/13/2011           167,531(1)           12.99(2)
Icahn Master             5/16/2011             2,197(1)           12.96(2)
Icahn Master             5/17/2011            39,698(1)           12.98(2)
Icahn Master             5/18/2011           290,025(1)           13.65(2)
Icahn Master             5/19/2011           367,627(1)           13.96(2)
Icahn Master             5/20/2011           367,787(1)           14.07(2)
Icahn Master             5/23/2011           257,602(1)           13.54(2)
Icahn Master             5/24/2011           145,261(1)           13.70(2)
Icahn Master             5/25/2011           268,594(1)           13.95(2)
Icahn Master             5/26/2011           186,653(1)           14.15(2)
Icahn Master              6/1/2011            21,565(1)           14.27(2)
Icahn Master              6/2/2011            70,863(1)           14.26(2)
Icahn Master              6/3/2011           738,486(1)           15.50(2)
Icahn Master              6/6/2011           157,160(1)           15.31(2)
Icahn Master              6/7/2011           434,655(1)           15.63(2)
Icahn Master              6/8/2011           362,455(1)           15.76(2)
Icahn Master              6/9/2011           599,720(1)           16.46(2)
Icahn Master             6/10/2011           461,630(1)           16.65(2)

Icahn  Master II         4/26/2011            71,564(1)           12.30(2)
Icahn  Master II         4/27/2011            17,447(1)           11.86(2)
Icahn  Master II         4/28/2011               182(1)           11.88(2)
Icahn  Master II         4/29/2011            37,753(1)           11.96(2)
Icahn  Master II         5/12/2011            68,223(1)           12.38(2)
Icahn  Master II         5/13/2011            57,497(1)           12.99(2)
Icahn  Master II         5/16/2011               755(1)           12.96(2)
Icahn  Master II         5/17/2011            13,624(1)           12.98(2)
Icahn  Master II         5/18/2011            99,536(1)           13.65(2)
Icahn  Master II         5/19/2011           126,170(1)           13.96(2)
Icahn  Master II         5/20/2011           126,226(1)           14.07(2)
Icahn  Master II         5/23/2011            88,408(1)           13.54(2)
Icahn  Master II         5/24/2011            49,853(1)           13.70(2)
Icahn  Master II         5/25/2011            92,180(1)           13.95(2)
Icahn  Master II         5/26/2011            64,059(1)           14.15(2)
Icahn  Master II          6/1/2011             6,014(1)           14.27(2)
Icahn  Master II          6/2/2011            24,296(1)           14.26(2)
Icahn  Master II          6/3/2011           253,176(1)           15.50(2)
Icahn  Master II          6/6/2011            53,880(1)           15.31(2)
Icahn  Master II          6/7/2011           149,013(1)           15.63(2)
Icahn  Master II          6/8/2011           124,261(1)           15.76(2)
Icahn  Master II          6/9/2011           205,601(1)           16.46(2)
Icahn  Master II         6/10/2011           158,261(1)           16.65(2)

Icahn  Master III        4/26/2011            11,944(1)           12.30(2)
Icahn  Master III        4/27/2011             7,569(1)           11.86(2)
Icahn  Master III        4/28/2011                79(1)           11.88(2)
Icahn  Master III        4/29/2011            16,382(1)           11.96(2)
Icahn  Master III        5/12/2011            29,945(1)           12.38(2)
Icahn  Master III        5/13/2011            24,984(1)           12.99(2)
Icahn  Master III        5/16/2011               327(1)           12.96(2)
Icahn  Master III        5/17/2011             5,921(1)           12.98(2)
Icahn  Master III        5/18/2011            43,250(1)           13.65(2)
Icahn  Master III        5/19/2011            54,822(1)           13.96(2)
Icahn  Master III        5/20/2011            54,846(1)           14.07(2)
Icahn  Master III        5/23/2011            38,415(1)           13.54(2)
Icahn  Master III        5/24/2011            21,663(1)           13.70(2)
Icahn  Master III        5/25/2011            40,055(1)           13.95(2)
Icahn  Master III        5/26/2011            27,833(1)           14.15(2)
Icahn  Master III         6/1/2011             3,373(1)           14.27(2)
Icahn  Master III         6/2/2011            10,570(1)           14.26(2)
Icahn  Master III         6/3/2011           110,158(1)           15.50(2)
Icahn  Master III         6/6/2011            23,442(1)           15.31(2)
Icahn  Master III         6/7/2011            64,836(1)           15.63(2)
Icahn  Master III         6/8/2011            54,066(1)           15.76(2)
Icahn  Master III         6/9/2011            89,459(1)           16.46(2)
Icahn  Master III        6/10/2011            68,860(1)           16.65(2)
_________________________
(1) Represents shares underlying American-style call options purchased by the applicable Reporting Person in the over the counter market. These call options expire on March 7, 2013.

(2) This amount represents the cost of an applicable American-style call option to purchase one Share. The per share exercise price of these call options is $21.25. This exercise price will be adjusted to account for any dividends or other distributions declared by the Issuer prior to exercise of the options.


Item 6. Contracts, Arrangements, Understandings or Relationship with Respect to Securities of the Issuer

Call Options
------------
     The Reporting Persons purchased, in the over the counter market, American-style call options referencing an aggregate of 17,830,376 Shares, which expire on March 7, 2013. The agreements provide for physical settlement (unless the Reporting Person opts for a cash settlement). These agreements do not give the Reporting Persons direct or indirect voting, investment or dispositive control over the Shares to which these agreements relate. These agreements are further described in Item 5(c).

Put Options
-----------
     The Reporting Persons have sold, in the over the counter market, European-style put options referencing an aggregate of 17,830,376 Shares, which expire on the earlier of March 7, 2013 or the date on which the corresponding American-style call option described above in this Item 6 is exercised, for an aggregate consideration of $178,303.76, in cash. The agreements provide that they settle in cash. These agreements do not give the Reporting Persons direct or indirect voting, investment or dispositive control over the Shares to which these agreements relate.

     Except as otherwise described herein, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the persons named in
Item 2 and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

Agreement with Alexander Denner
-------------------------------

     Pursuant to (i) an agreement, dated as of June 10, 2011, by and among Icahn Enterprises LP, Icahn Enterprises Holdings LP and Alexander J. Denner and (ii) an agreement, dated as of June 10, 2011, by and between Carl C. Icahn and Alexander J. Denner, Alexander J. Denner has a participatory interest in the profits attributable to the Shares beneficially owned by the Reporting Persons and their affiliates equal to 5% of an amount equal to (x) such profits minus
(y) an amount equal to a return on the Reporting Persons' and their affiliates' investment in the Shares of 8% per annum, compounded annually.

Item 7. Material to be Filed as Exhibits

1.   Joint  Filing  Agreement  of  the  Reporting  Persons
2.   The  Notification  Letter
3.   The  220  Request

                                   SIGNATURE

     After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: June 17, 2011


ICAHN  PARTNERS  MASTER  FUND  LP
ICAHN  PARTNERS  MASTER  FUND  II  LP
ICAHN  PARTNERS  MASTER  FUND  III  LP
ICAHN  OFFSHORE  LP
ICAHN  PARTNERS  LP
ICAHN  ONSHORE  LP
BECKTON  CORP.
HOPPER  INVESTMENTS  LLC
BARBERRY  CORP.
HIGH  RIVER  LIMITED  PARTNERSHIP
     By:  Hopper  Investments  LLC,  general  partner

     By:  /s/  Edward  E.  Mattner
          ------------------------
          Name:  Edward  E.  Mattner
          Title:  Authorized  Signatory


ICAHN  CAPITAL  LP
     By:  IPH  GP  LLC,  its  general  partner
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By:  Icahn  Enterprises  G.P.  Inc.,  its  general  partner
IPH  GP  LLC
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES HOLDINGS L.P.
     By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES G.P. INC.


By:  /s/ Dominick  Ragone
     -------------------
     Name:  Dominick  Ragone
     Title:  Chief  Financial  Officer

/s/  Carl  C.  Icahn
--------------------
CARL  C.  ICAHN

                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Lawson Software, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 17th day of June, 2011.


ICAHN  PARTNERS  MASTER  FUND  LP
ICAHN  PARTNERS  MASTER  FUND  II  LP
ICAHN  PARTNERS  MASTER  FUND  III  LP
ICAHN  OFFSHORE  LP
ICAHN  PARTNERS  LP
ICAHN  ONSHORE  LP
BECKTON  CORP.
HOPPER  INVESTMENTS  LLC
BARBERRY  CORP.
HIGH  RIVER  LIMITED  PARTNERSHIP
     By:  Hopper  Investments  LLC,  general  partner

     By:  /s/  Edward  E.  Mattner
          ------------------------
          Name:  Edward  E.  Mattner
          Title:  Authorized  Signatory


ICAHN  CAPITAL  LP
     By:  IPH  GP  LLC,  its  general  partner
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By:  Icahn  Enterprises  G.P.  Inc.,  its  general  partner
IPH  GP  LLC
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES HOLDINGS L.P.
     By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES G.P. INC.


By:  /s/ Dominick  Ragone
     -------------------
     Name:  Dominick  Ragone
     Title:  Chief  Financial  Officer

/s/  Carl  C.  Icahn
--------------------
CARL  C.  ICAHN

                                   SCHEDULE A

           DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

     The following sets forth the name, position, and principal occupation of each director and executive officer of each of the Reporting Persons. Each such person is a citizen of the United States of America. Except as otherwise indicated, the business address of each director and officer is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153. To the best of the Reporting Persons' knowledge, except as set forth in this statement on Schedule 13D, none of the directors or executive officers of the Reporting Persons own any Shares.


ICAHN  PARTNERS  MASTER  FUND  LP
ICAHN  PARTNERS  MASTER  FUND  II  LP
ICAHN  PARTNERS  MASTER  FUND  III  LP
Name                                    Position
----                                    --------
Icahn  Offshore  LP                     General  Partner
Carl  C.  Icahn                         Chief  Executive  Officer
Vincent  J.  Intrieri                   Senior  Managing  Director
Irene  March                            Chief  Financial  Officer
Edward  E.  Mattner                     Authorized  Signatory
Gail  Golden                            Authorized  Signatory
Keith  Cozza                            Chief  Compliance  Officer


ICAHN  PARTNERS  LP
Name                                    Position
----                                    --------
Icahn  Onshore  LP                      General  Partner
Carl  C.  Icahn                         Chief  Executive  Officer
Vincent  J.  Intrieri                   Senior  Managing  Director
Irene  March                            Chief  Financial  Officer
Edward  E.  Mattner                     Authorized  Signatory
Gail  Golden                            Authorized  Signatory
Keith  Cozza                            Chief  Compliance  Officer


ICAHN  ONSHORE  LP
ICAHN  OFFSHORE  LP
Name                                    Position
----                                    --------
Icahn  Capital  LP                      General  Partner
Carl  C.  Icahn                         Chief  Executive  Officer
Vincent  J.  Intrieri                   Senior  Managing  Director
Irene  March                            Chief  Financial  Officer
Edward  E.  Mattner                     Authorized  Signatory
Gail  Golden                            Authorized  Signatory
Keith  Cozza                            Chief  Compliance  Officer


ICAHN  CAPITAL  LP
Name                                    Position
----                                    --------
IPH GP LLC                              General Partner
Carl  C.  Icahn                         Chief  Executive  Officer
Vincent  J.  Intrieri                   Senior  Managing  Director
Irene  March                            Chief  Financial  Officer
Edward  E.  Mattner                     Authorized  Signatory
Gail  Golden                            Authorized  Signatory
Keith  Cozza                            Chief  Compliance  Officer


IPH  GP  LLC
Name                                    Position
----                                    --------
Icahn Enterprises Holdings L.P.         Sole Member
Carl  C.  Icahn                         Chief  Executive  Officer
Vincent  J.  Intrieri                   Senior  Managing  Director
Dominick  Ragone                        Chief  Financial  Officer
Edward  E.  Mattner                     Authorized  Signatory
Gail  Golden                            Authorized  Signatory
Keith  Cozza                            Chief  Compliance  Officer


ICAHN ENTERPRISES HOLDINGS L.P.
Name                                    Position
----                                    --------
Icahn Enterprises G.P. Inc.             General Partner


ICAHN ENTERPRISES G.P. INC.
Name                                    Position
----                                    --------
Carl C. Icahn                           Chairman
Daniel A. Ninivaggi                     President
William A. Leidesdorf                   Director
Jack G. Wasserman                       Director
James L. Nelson                         Director
Vincent J. Intrieri                     Director
Dominick Ragone                         Chief Financial Officer
Felicia P. Buebel                       Assistant Secretary
Craig Pettit                            Vice President/Taxes


BECKTON CORP.
Name                                    Position
----                                    --------
Carl C. Icahn                           Chairman of the Board; President
Jordan Bleznick                         Vice President/Taxes
Edward E. Mattner                       Authorized Signatory
Keith Cozza                             Secretary; Treasurer


HIGH RIVER LIMITED PARTNERSHIP
Name                                    Position
----                                    --------
Hopper Investments LLC                  General Partner


HOPPER INVESTMENTS LLC
Name                                    Position
----                                    --------
Barberry Corp                           General Partner
Edward E. Mattner                       Authorized Signatory


BARBERRY CORP.
Name                                    Position
----                                    --------
Carl C. Icahn                           Chairman of the Board; President
Gail Golden                             Vice President; Authorized Signatory
Jordan Bleznick                         Vice President/Taxes
Vincent J. Intrieri                     Vice President; Authorized Signatory
Irene March                             Authorized Signatory
Edward E. Mattner                       Authorized Signatory
Keith Cozza                             Secretary; Treasurer

                                                                       EXHIBIT 2

                         HIGH RIVER LIMITED PARTNERSHIP
                           c/o Icahn Associates Corp.
                          767 Fifth Avenue, 47th Floor
                               New York, NY 10153

                                 June 10, 2011

VIA HAND DELIVERY, EMAIL AND FACSIMILE
--------------------------------------
Forest  Laboratories,  Inc.
909  Third  Avenue
New  York,  NY  10022
Attention:  Corporate  Secretary

Re: Stockholders' Notice of Nominations of Persons for Election as Directors at the 2011 Annual Meeting of Stockholders ofForest Laboratories, Inc. (the "Corporation")
     ------------------------------------------------------------------------

Ladies and Gentlemen:

     High River Limited Partnership, a Delaware limited partnership ("High River" or the "Record Holder" hereby submits this notice (this "Notice") on the date hereof pursuant to the requirements (the "Bylaw Requirements") set forth in the Amended and Restated Bylaws of the Corporation (the "Bylaws") of its intent to nominate each person on the Slate (as defined below) for election as directors of the Corporation at the 2011 annual meeting of stockholders of the Corporation (the "Annual Meeting"), or any special meeting of stockholders of the Corporation called for a similar purpose. This Notice is submitted by the Record Holder and on behalf of the Direct Beneficial Owners and the Beneficial Owners (as defined in Annex A).

     As of the close of business on June 9, 2011, (i) High River represents that it is the holder of record of, and is entitled to vote, 1000 shares of Common Stock, $0.10 par value per share, of the Corporation (the "Shares") and that it is the direct beneficial owner of 3,700,121 Shares (including the 1000 Shares of which High River is the stockholder of record); (ii) Icahn Partners LP, a Delaware limited partnership ("Icahn Partners"), represents that it is the direct beneficial owner of 5,667,749 Shares and that it is not the holder of record of any Shares; (iii) Icahn Partners Master Fund LP, a Cayman Islands exempted limited partnership ("Icahn Master"), represents that it is the direct beneficial owner of 6,121,148 Shares and that it is not the holder of record of any Shares; (iv) Icahn Partners Master Fund II L.P., a Cayman Islands exempted limited partnership ("Icahn Master II"), represents that it is the direct beneficial owner of 2,098,516 Shares and that it is not the holder of record of any Shares; (v) Icahn Partners Master Fund III L.P., a Cayman Islands exempted limited partnership ("Icahn Master III" and collectively with High River, Icahn Partners, Icahn Master and Icahn Master III, the "Direct Beneficial Owners"), represents that it is the direct beneficial owner of 913,072 Shares and that it is not the holder of record of any Shares; in each case as further described in Annex A. Carl C. Icahn, by virtue of his relationship to High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III is deemed to beneficially own (as that term is defined in Rule 13d-3 of the Securities Act of 1933, as amended) the Shares which High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III directly beneficially own, as further described in Annex A.

     The address of Icahn Partners is 767 Fifth Avenue, 47th Floor, New York, NY 10153. The address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The address of Icahn Master II is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of Icahn Master III is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of High River is 767 Fifth Avenue, 47th Floor, New York, NY 10153. Each of Icahn Master, Icahn Master II, Icahn Master III, Icahn Partners and High River is primarily engaged in the business of investing in securities. High River believes that its name and address set forth above is the name and address for the Record Holder that appears on the Corporation's books.

     The Record Holder hereby represents that it intends to appear in person or by proxy at the Annual Meeting to nominate for election as directors of the Corporation the following persons (each, a "Nominee" and collectively, the "Slate"):

                            Dr. Alexander J. Denner
                              Dr. Richard Mulligan
                          Professor Lucian A. Bebchuk
                                Dr. Eric J. Ende

     Dr. Denner has an accomplished record in improving the operations, research and development of biotech companies. Dr. Mulligan is an internationally known expert in genetics and gene therapy. Professor Bebchuk is a Professor of Law, Economics, and Finance and Director of the Program on Corporate Governance at Harvard Law School. He is one of the nation's leading corporate governance experts. Dr. Ende is a successful analyst and consultant with extensive financial expertise and a strong understanding of the pharmaceutical industry. The Record Holder believes that these experts' knowledge of science, medicine, corporate governance, finance and business will significantly improve the science, corporate governance and business expertise of the Board of Directors of the Corporation. The Record Holder also believes that each nominee is a strong stockholder-oriented individual who will help represent the best interests of the Corporation's stockholders.

     In this Notice: (i) certain information relating to the Direct Beneficial Owners and the Beneficial Owner(s) (as defined in Annex A) is set forth in the body of this Notice and Annex A and Annex B; (ii) certain information relating to each Nominee is set forth in the body of this Notice and Annex B; and (iii)
(A) the written consent of each Nominee both to the disclosure of certain information relating to such Nominee in any applicable solicitation made by the Corporation (as required by the Bylaws) and to being named in the proxy statement as a nominee and to serve as a director if elected and (B) a statement from each Nominee that, if elected, such Nominee intends to tender, promptly following such Nominee's election or reelection, an irrevocable resignation effective upon such Nominee's failure to receive the required vote for reelection at the next meeting at which such Nominee would face reelection and upon acceptance of such resignation by the board of directors of the Corporation, in accordance with the Corporation's Board Practice on Director Elections, is attached as Annex C. Each Nominee (other than Dr. Denner) is also party to an agreement substantially in the form attached hereto as Annex D, pursuant to which Icahn Capital LP, an affiliate of the Record Holder, has agreed to pay certain fees to such Nominee and to indemnify such Nominee with respect to certain costs incurred by such Nominee in connection with the proxy contest relating to the Annual Meeting (the "Nominee Agreement").

     Each Nominee, Direct Beneficial Owner and Beneficial Owner has an interest in the election of directors at the Annual Meeting: (i) directly and/or indirectly through the beneficial ownership (if any) of Shares, as described on Annex A and any applicable attachments thereto, (ii) pursuant to the Nominee Agreement, if applicable, relating to such Nominee and Icahn Capital LP, and
(iii) with respect to Dr. Denner, through his profit interests in the Shares held by the Direct Beneficial Owners and their affiliates as described below.

     With respect to each Nominee, other than as disclosed in this Notice, (i) such Nominee is not, and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Nominee nor any of such Nominee's associates have any arrangement or understanding with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

     With respect to each Nominee, such Nominee is independent under the independence standards applicable to the Corporation under (i) paragraph (a)(1) of Item 407 of Regulation S-K and (ii) the New York Stock Exchange listing standards.

     In connection with his employment by Mr. Icahn and his affiliated companies, Dr. Denner, among other employees, had a participatory interest in, among other things, the profits and fees derived by Mr. Icahn and/or his affiliates from Icahn Partners', Icahn Master's, Icahn Master II's and Icahn Master III's (collectively, the "Funds") ownership of the Shares. In the aggregate, Dr. Denner's profit interests and capital accounts in the Funds entitled him to less than 2% of the profits generated by the Funds' ownership of the Shares. The foregoing with respect to the Shares has been superseded by the following as of the date of this Notice: Dr. Denner has a participatory interest in the profits attributable to the Shares beneficially owned by the Direct Beneficial Owners and their affiliates equal to 5% of an amount equal to (x) such profits minus (y) an amount equal to a return on the Direct Beneficial Owners' and their affiliates' investment in the Shares of 8% per annum, compounded annually.

     The Annexes and all attachments thereto are hereby incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and all attachments thereto should be deemed disclosed for all purposes of this Notice. All upper case terms appearing in the Annexes and all attachments thereto that are not defined in such Annexes and attachments shall have the meanings given in the body of this Notice or the Annexes, as applicable.

     Except as to information regarding Dr. Denner's participatory interest in the profits attributable to the Shares (which is as of the close of business on June 10, 2011), information is set forth herein as of the close of business on June 9, 2011. Neither the delivery of this Notice nor any delivery by any Direct Beneficial Owner, Beneficial Owner, or Nominee of additional information to the Corporation from and after the date hereof shall be deemed to constitute an admission by any Direct Beneficial Owner, Beneficial Owner, Nominee or any of their respective affiliates (if any) that such delivery is required or that each and every item or any item of information is required or as to the legality or enforceability of any notice requirement or any other matter, or a waiver by any Direct Beneficial Owner, Beneficial Owner, Nominee or any of their respective affiliates (if any) of their right to contest or challenge, in any way, the validity or enforceability of any notice requirement or any other matter (including actions taken by the Board of Directors of the Corporation in anticipation of, or following receipt of, this Notice). Furthermore, this Notice assumes that the Board of Directors will nominate a total of nine director nominees for election to the Board of Directors at the Annual Meeting and if the Board of Directors of the Corporation increases the number of directors to be nominated and elected at the Annual Meeting or a special meeting called for a similar purpose, the Record Holder reserves the right to add additional director nominees in respect of each such additional directorship. In the event any statement or other information in this Notice is not correct, or to the extent any applicable information has been omitted from this Notice, the Direct Beneficial Owners, Beneficial Owners and Nominees reserve the right to correct and/or supplement any such statement or other information set forth in this Notice.


                            [Signature page follows]

Very  truly  yours,



HIGH  RIVER  LIMITED  PARTNERSHIP
By:  Hopper  Investments  LLC,  its  general  partner
By:  Barberry  Corp.,  its  sole  member


By:  /s/  Edward  E.  Mattner
     ------------------------------
     Name:  Edward  E.  Mattner
     Title:  Authorized  Signatory













 [Signature page to Stockholders' Notice of Nominations of Persons for Election as Directors at the 2011 Annual Meeting of Stockholders of Forest Laboratories,
                                     Inc.]

                                                                         ANNEX A

                 SECURITY OWNERSHIP OF DIRECT BENEFICIAL OWNERS

(1) TITLE        (2) NAME OF         (3) AMOUNT OF            (4) PERCENT
    OF               BENEFICIAL          BENEFICIAL               OF
    CLASS            OWNER (1)           OWNERSHIP (2)            CLASS (3)
    -----            ----------          ----------               -------
   Common Stock,     High River           3,700,121                 1.29%
   par value
   $0.01 per
   share ("Shares")

   Shares            Icahn Partners       5,667,749                 1.98%

   Shares            Icahn Master         6,121,148                 2.14%

   Shares            Icahn Master II      2,098,516                 0.73%

   Shares            Icahn Master III       913,072                 0.32%
_________________________
(1) Please note that each stockholder listed in this table is, as of June 9, 2010, the direct beneficial owner of the Shares set forth under the heading "(3) Amount of Beneficial Ownership" and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading "Description of Beneficial Ownership."

(2) Includes Shares underlying call options as described in Attachment 1-A to this Annex A.

(3) Please note that percentages of ownership set forth in this column were calculated based on the 286,162,661 Shares stated to be outstanding as of May 25, 2011 by the Corporation in the Corporation's Form 10K filed for the fiscal year ended March 31, 2011.


           DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

     Barberry Corp., a Delaware corporation ("Barberry"), is the sole member of Hopper Investments LLC, a Delaware limited liability company ("Hopper"), which is the general partner of High River. Beckton Corp., a Delaware corporation ("Beckton") is the sole stockholder of Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Holdings"). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company ("IPH"), which is the general partner of Icahn Capital L.P., a Delaware limited partnership ("Icahn Capital"). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore") and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn ("Mr. Icahn," and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore and Icahn Offshore, the "Beneficial Owners" and each of them a "Beneficial Owner." As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Direct Beneficial Owners.

     The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and
(ii) Mr. Icahn, Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153.

     Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master
III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn
Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a New York Stock Exchange listed diversified holding company engaged in a variety of businesses, including investment management, automotive, gaming, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

     The Direct Beneficial Owners and the Beneficial Owners may be deemed to beneficially own, in the aggregate, 18,500,606 Shares, representing approximately 6.47% of the Corporation's outstanding Shares (based upon the 286,162,661 Shares stated to be outstanding as of May 25, 2011 by the Corporation in the Corporation's Form 10K filed for the fiscal year ended March 31, 2011).

     High River has sole voting power and/or sole dispositive power with regard to 3,700,121 Shares (including 3,287,028 Shares underlying call options). Each of Hopper, Barberry and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and/or sole dispositive power with regard to 5,667,749 Shares (including 5,033,797 Shares underlying call options). Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master has sole voting power and/or sole dispositive power with regard to 6,121,148 Shares (including 5,424,590 Shares underlying call options). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and/or sole dispositive power with regard to 2,098,516 Shares (including 1,881,878 Shares underlying call options). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and/or sole dispositive power with regard to 913,072 Shares (including 807,848 Shares underlying call options). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. As described in this Notice, the Shares beneficially owned by the Direct Beneficial Owners and the Beneficial Owners include Shares underlying call options. The agreements governing these call options do not give the Direct Beneficial Owners or the Beneficial Owners direct or indirect voting, investment or dispositive control over the Shares to which these agreements relate.

     Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the 3,700,121 Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the 5,667,749 Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, may be deemed to indirectly beneficially own the 9,132,736 Shares which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own.

     Without acknowledging the following disclosure is required, on January 5, 2001, Reliance Group Holdings, Inc. ("Reliance") commenced an action in the United States District Court for the Southern District of New York against Carl
C. Icahn, Icahn Associates Corp. and High River alleging that High River's tender offer for Reliance 9% senior notes violated Section 14(e) of the Exchange Act. Reliance sought a temporary restraining order and preliminary and permanent injunctive relief to prevent defendants from purchasing the notes. The Court initially imposed a temporary restraining order. Defendants then supplemented the tender offer disclosures. The Court conducted a hearing on the disclosures and other matters raised by Reliance. It then denied plaintiff's motion for a preliminary injunction and ordered dissolution of its temporary restraining order following dissemination of the supplement. Reliance took an immediate appeal to the United States Court of Appeals for the Second Circuit and sought a stay to restrain defendants from purchasing notes during the pendency of the appeal. On January 30, 2001, the Court of Appeals denied plaintiff's stay application. On January 30, Reliance also sought a further temporary restraining order from the District Court. The Court considered the matter and reimposed its original restraint until noon the next day, at which time the restraint was dissolved. The appeal was argued on March 9 and denied on March 22, 2001.

TWO YEAR SUMMARY TABLE:

The following table indicates the date of each purchase and sale of Shares by Mr. Icahn and his affiliates within the past two years, and the number of Shares in each such purchase and sale.


NAME                         DATE                           SHARES PURCHASED
----                         ----                           ----------------
High River                8/21/2009                               80,000
High River                8/24/2009                                1,080
High River                8/25/2009                               31,280
High River                8/27/2009                                  120
High River                8/28/2009                               13,700
High River                 9/1/2009                               33,820
High River                 9/2/2009                               30,000
High River                9/11/2009                               23,060
High River                9/14/2009                                1,640
High River                9/15/2009                               25,300
High River                9/24/2009                               10,000
High River                10/2/2009                               10,000
High River               10/26/2009                               23,280
High River               10/28/2009                               20,000
High River                 3/1/2011                               48,813
High River                 3/1/2011                                1,000
High River                 3/2/2011                               40,000
High River                 3/4/2011                               20,000

Icahn Partners            8/21/2009                              109,547
Icahn Partners            8/24/2009                                1,478
Icahn Partners            8/25/2009                               42,834
Icahn Partners            8/27/2009                                  165
Icahn Partners            8/28/2009                               18,759
Icahn Partners             9/1/2009                               46,823
Icahn Partners             9/2/2009                               41,165
Icahn Partners            9/11/2009                               31,651
Icahn Partners            9/14/2009                                2,250
Icahn Partners            9/15/2009                               34,724
Icahn Partners            9/24/2009                               13,725
Icahn Partners            10/2/2009                               14,680
Icahn Partners           10/26/2009                               32,053
Icahn Partners           10/28/2009                               27,524
Icahn Partners             3/1/2011                              115,927
Icahn Partners             3/2/2011                               69,954
Icahn Partners             3/4/2011                               30,693

Icahn Master              8/21/2009                              134,886
Icahn Master              8/24/2009                                1,820
Icahn Master              8/25/2009                               52,741
Icahn Master              8/27/2009                                  202
Icahn Master              8/28/2009                               23,099
Icahn Master               9/1/2009                               57,157
Icahn Master               9/2/2009                               50,571
Icahn Master              9/11/2009                               38,896
Icahn Master              9/14/2009                                2,765
Icahn Master              9/15/2009                               42,674
Icahn Master              9/24/2009                               16,867
Icahn Master              10/2/2009                               18,530
Icahn Master             10/26/2009                               39,409
Icahn Master             10/28/2009                               33,863
Icahn Master               3/1/2011                               72,491
Icahn Master               3/2/2011                               76,863
Icahn Master               3/4/2011                               33,724

Icahn Master II           8/21/2009                               54,727
Icahn Master II           8/24/2009                                  739
Icahn Master II           8/25/2009                               21,399
Icahn Master II           8/27/2009                                   81
Icahn Master II           8/28/2009                                9,373
Icahn Master II            9/1/2009                               22,622
Icahn Master II            9/2/2009                               20,465
Icahn Master II           9/11/2009                               15,704
Icahn Master II           9/14/2009                                1,119
Icahn Master II           9/15/2009                               17,231
Icahn Master II           9/24/2009                                6,811
Icahn Master II           10/2/2009                                5,113
Icahn Master II          10/26/2009                               15,701
Icahn Master II          10/28/2009                               13,491
Icahn Master II            3/2/2011                                1,572
Icahn Master II            3/4/2011                               10,490

Icahn Master III          8/21/2009                               20,840
Icahn Master III          8/24/2009                                  283
Icahn Master III          8/25/2009                                8,146
Icahn Master III          8/27/2009                                   32
Icahn Master III          8/28/2009                                3,569
Icahn Master III           9/1/2009                                8,678
Icahn Master III           9/2/2009                                7,799
Icahn Master III          9/11/2009                                5,989
Icahn Master III          9/14/2009                                  426
Icahn Master III          9/15/2009                                6,571
Icahn Master III          9/24/2009                                2,597
Icahn Master III          10/2/2009                                1,677
Icahn Master III         10/26/2009                                5,957
Icahn Master III         10/28/2009                                5,122
Icahn Master III           3/1/2011                               10,834
Icahn Master III           3/2/2011                               11,611
Icahn Master III           3/4/2011                                5,093


Shares purchased by each of the Record Holders are maintained in margin accounts that include positions in securities in addition to the Shares. As of June 9, 2011, the indebtedness of (i) High River's margin account was approximately $247,012,854, (ii) Icahn Partners' margin account was approximately
$429,275,023, (iii) Icahn Master's margin account was approximately $426,974,384, (iv) Icahn Master II's margin account was approximately $102,448,135, and (v) Icahn Master III's margin account was approximately $55,296,050.

                                                                         ANNEX A
                                                                  ATTACHMENT 1-A

The  following  are  American  call  options  purchased by the Direct Beneficial
Owners, which have been written by UBS AG with a $21.25 strike price and an expiration date of March 7, 2013, and which provide for physical settlement (unless the applicable the Direct Beneficial Owner opts for a cash settlement). These are further described in the chart set forth below.



NAME                  DATE             QUANTITY          OPTION PREMIUM PAID ($)
----                  ----             --------          -----------------------
High River          3/7/2011             40,000                     439,412.00
High River          3/8/2011             24,958                     278,134.45
High River         3/10/2011             25,688                     279,305.62
High River         3/11/2011             20,000                     211,742.00
High River         3/14/2011             26,590                     275,504.31
High River         3/16/2011             67,290                     616,336.03
High River         3/17/2011             40,000                     375,088.00
High River         3/18/2011             40,740                     389,380.70
High River         3/23/2011              4,879                      46,285.61
High River         4/26/2011             66,354                     772,778.59
High River         4/27/2011             30,488                     361,569.39
High River         4/28/2011                320                       3,801.60
High River         4/29/2011             65,980                     789,127.40
High River         5/12/2011            127,227                   1,574,853.97
High River         5/13/2011            101,298                   1,315,921.80
High River         5/16/2011              1,329                      17,220.52
High River         5/17/2011             24,003                     311,628.55
High River         5/18/2011            175,365                   2,393,451.67
High River         5/19/2011            222,287                   3,103,904.52
High River         5/20/2011            222,384                   3,128,609.30
High River         5/23/2011            155,759                   2,109,428.56
High River         5/24/2011             87,833                   1,203,619.52
High River         5/25/2011            162,407                   2,265,528.93
High River         5/26/2011            112,860                   1,596,867.43
High River          6/1/2011             12,394                     176,817.76
High River          6/2/2011             42,836                     610,841.36
High River          6/3/2011            446,401                   6,917,340.62
High River          6/6/2011             95,000                   1,454,250.50
High River          6/7/2011            262,741                   4,106,247.72
High River          6/8/2011            219,098                   3,452,173.82
High River          6/9/2011            362,519                   5,967,389.01

Icahn Partners      3/7/2011             61,386                     674,343.63
Icahn Partners      3/8/2011             38,302                     426,841.32
Icahn Partners     3/10/2011             39,422                     428,635.41
Icahn Partners     3/11/2011             30,692                     324,939.27
Icahn Partners     3/14/2011             40,807                     422,809.49
Icahn Partners     3/16/2011            103,267                     945,863.76
Icahn Partners     3/17/2011             61,383                     575,600.67
Icahn Partners     3/18/2011             62,522                     597,566.52
Icahn Partners     3/23/2011              7,488                      71,036.41
Icahn Partners     4/26/2011            103,149                   1,201,304.20
Icahn Partners     4/27/2011             46,839                     555,482.44
Icahn Partners     4/28/2011                493                       5,856.84
Icahn Partners     4/29/2011            101,370                   1,212,395.34
Icahn Partners     5/12/2011            191,068                   2,365,097.02
Icahn Partners     5/13/2011            155,182                   2,015,907.29
Icahn Partners     5/16/2011              2,035                      26,368.51
Icahn Partners     5/17/2011             36,771                     477,394.22
Icahn Partners     5/18/2011            268,648                   3,666,615.36
Icahn Partners     5/19/2011            340,528                   4,754,962.73
Icahn Partners     5/20/2011            340,677                   4,792,814.37
Icahn Partners     5/23/2011            238,613                   3,231,512.00
Icahn Partners     5/24/2011            134,553                   1,843,847.04
Icahn Partners     5/25/2011            248,797                   3,470,643.51
Icahn Partners     5/26/2011            172,894                   2,446,294.50
Icahn Partners      6/1/2011             18,626                     265,725.97
Icahn Partners      6/2/2011             65,615                     935,669.90
Icahn Partners      6/3/2011            683,786                  10,595,811.10
Icahn Partners      6/6/2011            145,518                   2,227,574.99
Icahn Partners      6/7/2011            402,460                   6,289,846.11
Icahn Partners      6/8/2011            335,608                   5,287,940.33
Icahn Partners      6/9/2011            555,298                   9,140,704.85

Icahn Master        3/7/2011             67,448                     740,936.51
Icahn Master        3/8/2011             42,085                     468,999.45
Icahn Master       3/10/2011             43,314                     470,953.12
Icahn Master       3/11/2011             33,725                     357,049.95
Icahn Master       3/14/2011             44,835                     464,544.40
Icahn Master       3/16/2011            113,464                   1,039,262.16
Icahn Master       3/17/2011             67,449                     632,482.76
Icahn Master       3/18/2011             68,695                     656,566.20
Icahn Master       3/23/2011              8,229                      78,066.05
Icahn Master       4/26/2011             78,757                     917,227.65
Icahn Master       4/27/2011             50,095                     594,096.64
Icahn Master       4/28/2011                526                       6,248.88
Icahn Master       4/29/2011            108,417                   1,296,678.16
Icahn Master       5/12/2011            219,672                   2,719,165.92
Icahn Master       5/13/2011            167,531                   2,176,328.21
Icahn Master       5/16/2011              2,197                      28,467.63
Icahn Master       5/17/2011             39,698                     515,395.16
Icahn Master       5/18/2011            290,025                   3,958,377.21
Icahn Master       5/19/2011            367,627                   5,133,359.61
Icahn Master       5/20/2011            367,787                   5,174,211.41
Icahn Master       5/23/2011            257,602                   3,488,678.13
Icahn Master       5/24/2011            145,261                   1,990,584.11
Icahn Master       5/25/2011            268,594                   3,746,805.72
Icahn Master       5/26/2011            186,653                   2,640,971.96
Icahn Master        6/1/2011             21,565                     307,654.92
Icahn Master        6/2/2011             70,863                   1,010,506.38
Icahn Master        6/3/2011            738,386                  11,443,431.36
Icahn Master        6/6/2011            157,160                   2,405,789.56
Icahn Master        6/7/2011            434,655                   6,793,005.67
Icahn Master        6/8/2011            362,455                   5,710,949.72
Icahn Master        6/9/2011            599,720                   9,871,930.95

Icahn Master II     3/7/2011             20,976                     230,427.65
Icahn Master II     3/8/2011             13,089                     145,865.12
Icahn Master II    3/10/2011             13,472                     146,481.06
Icahn Master II    3/11/2011             10,488                     111,037.50
Icahn Master II    3/14/2011             13,945                     144,486.93
Icahn Master II    3/16/2011             35,288                     323,216.91
Icahn Master II    3/17/2011             20,979                     196,724.28
Icahn Master II    3/18/2011             21,365                     204,200.26
Icahn Master II    3/23/2011              2,558                      24,266.98
Icahn Master II    4/26/2011             71,564                     833,455.81
Icahn Master II    4/27/2011             17,447                     206,910.95
Icahn Master II    4/28/2011                182                       2,162.16
Icahn Master II    4/29/2011             37,753                     451,529.66
Icahn Master II    5/12/2011             68,223                     844,484.76
Icahn Master II    5/13/2011             57,497                     746,920.53
Icahn Master II    5/16/2011                755                       9,782.91
Icahn Master II    5/17/2011             13,624                     176,879.03
Icahn Master II    5/18/2011             99,536                   1,358,507.14
Icahn Master II    5/19/2011            126,170                   1,761,774.80
Icahn Master II    5/20/2011            126,226                   1,775,810.48
Icahn Master II    5/23/2011             88,408                   1,197,300.70
Icahn Master II    5/24/2011             49,853                     683,160.59
Icahn Master II    5/25/2011             92,180                   1,285,883.35
Icahn Master II    5/26/2011             64,059                     906,377.20
Icahn Master II     6/1/2011              6,014                      85,798.13
Icahn Master II     6/2/2011             24,296                     346,460.96
Icahn Master II     6/3/2011            253,176                   3,923,164.66
Icahn Master II     6/6/2011             53,880                     824,789.65
Icahn Master II     6/7/2011            149,013                   2,328,849.67
Icahn Master II     6/8/2011            124,261                   1,957,893.59
Icahn Master II     6/9/2011            205,601                   3,384,377.50

Icahn Master III    3/7/2011             10,190                     111,940.21
Icahn Master III    3/8/2011              6,357                      70,843.04
Icahn Master III   3/10/2011              6,543                      71,142.04
Icahn Master III   3/11/2011              5,095                      53,941.27
Icahn Master III   3/14/2011              6,773                      70,176.41
Icahn Master III   3/16/2011             17,141                     157,001.28
Icahn Master III   3/17/2011             10,189                      95,544.29
Icahn Master III   3/18/2011             10,378                      99,189.81
Icahn Master III   3/23/2011              1,243                      11,791.97
Icahn Master III   4/26/2011             11,944                     139,103.41
Icahn Master III   4/27/2011              7,569                      89,763.80
Icahn Master III   4/28/2011                 79                         938.52
Icahn Master III   4/29/2011             16,382                     195,930.36
Icahn Master III   5/12/2011             29,945                     370,668.19
Icahn Master III   5/13/2011             24,984                     324,557.15
Icahn Master III   5/16/2011                327                       4,237.10
Icahn Master III   5/17/2011              5,921                      76,871.75
Icahn Master III   5/18/2011             43,250                     590,293.30
Icahn Master III   5/19/2011             54,822                     765,507.00
Icahn Master III   5/20/2011             54,846                     771,600.95
Icahn Master III   5/23/2011             38,415                     520,250.50
Icahn Master III   5/24/2011             21,663                     296,858.92
Icahn Master III   5/25/2011             40,055                     558,755.23
Icahn Master III   5/26/2011             27,833                     393,811.90
Icahn Master III    6/1/2011              3,373                      48,120.57
Icahn Master III    6/2/2011             10,570                     150,728.20
Icahn Master III    6/3/2011            110,158                   1,706,986.34
Icahn Master III    6/6/2011             23,442                     358,847.79
Icahn Master III    6/7/2011             64,836                   1,013,289.43
Icahn Master III    6/8/2011             54,066                     851,880.12
Icahn Master III    6/9/2011             89,459                   1,472,575.65

                                                                         ANNEX A
                                                                  ATTACHMENT 1-B

The following are European put options which have been written by the Direct Beneficial Owners to UBS AG and have a $21.25 strike price and an expiration date of the earlier of March 7, 2013 or the date on which the corresponding American-style call option described above in Annex A, Attachment 1-A is exercised, and provide for cash settlement only and are further described in the chart set forth below.

NAME                  DATE             QUANTITY          OPTION PREMIUM PAID ($)
----                  ----             --------          -----------------------
High River          3/7/2011             40,000                    400.00
High River          3/8/2011             24,958                    249.58
High River         3/10/2011             25,688                    256.88
High River         3/11/2011             20,000                    200.00
High River         3/14/2011             26,590                    265.90
High River         3/16/2011             67,290                    672.90
High River         3/17/2011             40,000                    400.00
High River         3/18/2011             40,740                    407.40
High River         3/23/2011              4,879                     48.79
High River         4/26/2011             66,354                    663.54
High River         4/27/2011             30,488                    304.88
High River         4/28/2011                320                      3.20
High River         4/29/2011             65,980                    659.80
High River         5/12/2011            127,227                  1,272.27
High River         5/13/2011            101,298                  1,012.98
High River         5/16/2011              1,329                     13.29
High River         5/17/2011             24,003                    240.03
High River         5/18/2011            175,365                  1,753.65
High River         5/19/2011            222,287                  2,222.87
High River         5/20/2011            222,384                  2,223.84
High River         5/23/2011            155,759                  1,557.59
High River         5/24/2011             87,833                    878.33
High River         5/25/2011            162,407                  1,624.07
High River         5/26/2011            112,860                  1,128.60
High River          6/1/2011             12,394                    123.94
High River          6/2/2011             42,836                    428.36
High River          6/3/2011            446,401                  4,464.01
High River          6/6/2011             95,000                    950.00
High River          6/7/2011            262,741                  2,627.41
High River          6/8/2011            219,098                  2,190.98
High River          6/9/2011            362,519                  3,625.19

Icahn Partners      3/7/2011             61,386                    613.86
Icahn Partners      3/8/2011             38,302                    383.02
Icahn Partners     3/10/2011             39,422                    394.22
Icahn Partners     3/11/2011             30,692                    306.92
Icahn Partners     3/14/2011             40,807                    408.07
Icahn Partners     3/16/2011            103,267                  1,032.67
Icahn Partners     3/17/2011             61,383                    613.83
Icahn Partners     3/18/2011             62,522                    625.22
Icahn Partners     3/23/2011              7,488                     74.88
Icahn Partners     4/26/2011            103,149                  1,031.49
Icahn Partners     4/27/2011             46,839                    468.39
Icahn Partners     4/28/2011                493                      4.93
Icahn Partners     4/29/2011            101,370                  1,013.70
Icahn Partners     5/12/2011            191,068                  1,910.68
Icahn Partners     5/13/2011            155,182                  1,551.82
Icahn Partners     5/16/2011              2,035                     20.35
Icahn Partners     5/17/2011             36,771                    367.71
Icahn Partners     5/18/2011            268,648                  2,686.48
Icahn Partners     5/19/2011            340,528                  3,405.28
Icahn Partners     5/20/2011            340,677                  3,406.77
Icahn Partners     5/23/2011            238,613                  2,386.13
Icahn Partners     5/24/2011            134,553                  1,345.53
Icahn Partners     5/25/2011            248,797                  2,487.97
Icahn Partners     5/26/2011            172,894                  1,728.94
Icahn Partners      6/1/2011             18,626                    186.26
Icahn Partners      6/2/2011             65,615                    656.15
Icahn Partners      6/3/2011            683,786                  6,837.86
Icahn Partners      6/6/2011            145,518                  1,455.18
Icahn Partners      6/7/2011            402,460                  4,024.60
Icahn Partners      6/8/2011            335,608                  3,356.08
Icahn Partners      6/9/2011            555,298                  5,552.98

Icahn Master        3/7/2011             67,448                    674.48
Icahn Master        3/8/2011             42,085                    420.85
Icahn Master       3/10/2011             43,314                    433.14
Icahn Master       3/11/2011             33,725                    337.25
Icahn Master       3/14/2011             44,835                    448.35
Icahn Master       3/16/2011            113,464                  1,134.64
Icahn Master       3/17/2011             67,449                    674.49
Icahn Master       3/18/2011             68,695                    686.95
Icahn Master       3/23/2011              8,229                     82.29
Icahn Master       4/26/2011             78,757                    787.57
Icahn Master       4/27/2011             50,095                    500.95
Icahn Master       4/28/2011                526                      5.26
Icahn Master       4/29/2011            108,417                  1,084.17
Icahn Master       5/12/2011            219,672                  2,196.72
Icahn Master       5/13/2011            167,531                  1,675.31
Icahn Master       5/16/2011              2,197                     21.97
Icahn Master       5/17/2011             39,698                    396.98
Icahn Master       5/18/2011            290,025                  2,900.25
Icahn Master       5/19/2011            367,627                  3,676.27
Icahn Master       5/20/2011            367,787                  3,677.87
Icahn Master       5/23/2011            257,602                  2,576.02
Icahn Master       5/24/2011            145,261                  1,452.61
Icahn Master       5/25/2011            268,594                  2,685.94
Icahn Master       5/26/2011            186,653                  1,866.53
Icahn Master        6/1/2011             21,565                    215.65
Icahn Master        6/2/2011             70,863                    708.63
Icahn Master        6/3/2011            738,386                  7,384.86
Icahn Master        6/6/2011            157,160                  1,571.60
Icahn Master        6/7/2011            434,655                  4,346.55
Icahn Master        6/8/2011            362,455                  3,624.55
Icahn Master        6/9/2011            599,720                  5,997.20

Icahn Master II     3/7/2011             20,976                    209.76
Icahn Master II     3/8/2011             13,089                    130.89
Icahn Master II    3/10/2011             13,472                    134.72
Icahn Master II    3/11/2011             10,488                    104.88
Icahn Master II    3/14/2011             13,945                    139.45
Icahn Master II    3/16/2011             35,288                    352.88
Icahn Master II    3/17/2011             20,979                    209.79
Icahn Master II    3/18/2011             21,365                    213.65
Icahn Master II    3/23/2011              2,558                     25.58
Icahn Master II    4/26/2011             71,564                    715.64
Icahn Master II    4/27/2011             17,447                    174.47
Icahn Master II    4/28/2011                182                      1.82
Icahn Master II    4/29/2011             37,753                    377.53
Icahn Master II    5/12/2011             68,223                    682.23
Icahn Master II    5/13/2011             57,497                    574.97
Icahn Master II    5/16/2011                755                      7.55
Icahn Master II    5/17/2011             13,624                    136.24
Icahn Master II    5/18/2011             99,536                    995.36
Icahn Master II    5/19/2011            126,170                  1,261.70
Icahn Master II    5/20/2011            126,226                  1,262.26
Icahn Master II    5/23/2011             88,408                    884.08
Icahn Master II    5/24/2011             49,853                    498.53
Icahn Master II    5/25/2011             92,180                    921.80
Icahn Master II    5/26/2011             64,059                    640.59
Icahn Master II     6/1/2011              6,014                     60.14
Icahn Master II     6/2/2011             24,296                    242.96
Icahn Master II     6/3/2011            253,176                  2,531.76
Icahn Master II     6/6/2011             53,880                    538.80
Icahn Master II     6/7/2011            149,013                  1,490.13
Icahn Master II     6/8/2011            124,261                  1,242.61
Icahn Master II     6/9/2011            205,601                  2,056.01

Icahn Master III    3/7/2011             10,190                    101.90
Icahn Master III    3/8/2011              6,357                     63.57
Icahn Master III   3/10/2011              6,543                     65.43
Icahn Master III   3/11/2011              5,095                     50.95
Icahn Master III   3/14/2011              6,773                     67.73
Icahn Master III   3/16/2011             17,141                    171.41
Icahn Master III   3/17/2011             10,189                    101.89
Icahn Master III   3/18/2011             10,378                    103.78
Icahn Master III   3/23/2011              1,243                     12.43
Icahn Master III   4/26/2011             11,944                    119.44
Icahn Master III   4/27/2011              7,569                     75.69
Icahn Master III   4/28/2011                 79                      0.79
Icahn Master III   4/29/2011             16,382                    163.82
Icahn Master III   5/12/2011             29,945                    299.45
Icahn Master III   5/13/2011             24,984                    249.84
Icahn Master III   5/16/2011                327                      3.27
Icahn Master III   5/17/2011              5,921                     59.21
Icahn Master III   5/18/2011             43,250                    432.50
Icahn Master III   5/19/2011             54,822                    548.22
Icahn Master III   5/20/2011             54,846                    548.46
Icahn Master III   5/23/2011             38,415                    384.15
Icahn Master III   5/24/2011             21,663                    216.63
Icahn Master III   5/25/2011             40,055                    400.55
Icahn Master III   5/26/2011             27,833                    278.33
Icahn Master III    6/1/2011              3,373                     33.73
Icahn Master III    6/2/2011             10,570                    105.70
Icahn Master III    6/3/2011            110,158                  1,101.58
Icahn Master III    6/6/2011             23,442                    234.42
Icahn Master III    6/7/2011             64,836                    648.36
Icahn Master III    6/8/2011             54,066                    540.66
Icahn Master III    6/9/2011             89,459                    894.59

                                                                         ANNEX B
                                                                    ATTACHMENT 1

INFORMATION ABOUT NOMINEES
--------------------------

NAME:                  Alexander  J.  Denner,  Ph.D.

AGE:                   41

BUSINESS               Icahn  Associates  Corp.,767  Fifth  Avenue,  47th Floor,
ADDRESS:               New  York,  NY  10153

RESIDENCE              565  Stanwich  Road
ADDRESS:               Greenwich,  CT  06831

PRINCIPAL OCCUPATION   See  below
OR EMPLOYMENT:

CITIZENSHIP:           United  States  of  America

Dr. Denner has an interest in the election of directors at the Annual Meeting indirectly through his profit interests in the Shares held by the Direct Beneficial Owners as described below. Other than in respect of such profit interests, Dr. Denner does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation.

Dr. Denner has a participatory interest in the profits attributable to the Shares beneficially owned by the Direct Beneficial Owners and their affiliates equal to 5% of an amount equal to (x) such profits minus (y) an amount equal to a return on the Direct Beneficial Owners' and their affiliates' investment in the Shares of 8% per annum, compounded annually.

Dr. Denner's principal occupation is serving as Managing Director of entities affiliated with Carl C. Icahn, including Icahn Partners, Icahn Master, Icahn
Master II and Icahn Master III (collectively, the "Funds"). The Funds are private investment funds. Dr. Denner has served in this position since August 2006. From April 2005 to May 2006, Dr. Denner served as a portfolio manager specializing in healthcare investments for Viking Global Investors. Previously, he served in a variety of roles at Morgan Stanley, beginning in 1996, including as portfolio manager of healthcare and biotechnology mutual funds. Dr. Denner was the chairman of the Executive Committee of the Board of Directors of ImClone Systems Incorporated, a publicly traded biopharmaceutical company, and a director of ImClone Systems Incorporated from April 2006 until the company was purchased in December 2008. He served on the Board of Adventrx Pharmaceuticals Inc., a publicly traded biopharmaceutical company from October 2006 to October 2009. In addition, Dr. Denner has served as a director of Biogen Idec Pharmaceuticals, a publicly traded biopharmaceutical company from June, 2009 until the present, as a director of Amylin Pharmaceuticals, Inc., a publicly traded biopharmaceutical company from June 2009 until the present, and as a director of Enzon Pharmaceuticals, a publicly traded biopharmaceutical company from May 2009 until the present, and as Chairman of the Board of Directors of Enzon Pharmaceuticals from July, 2009 until the present. Dr. Denner received his S.B. degree from the Massachusetts Institute of Technology and his M.S., M.Phil., and Ph.D. degrees from Yale University.

                                                                         ANNEX B
                                                                    ATTACHMENT 2


INFORMATION ABOUT NOMINEES
--------------------------

NAME:                  Richard  C.  Mulligan,  Ph.D

AGE:                   56

BUSINESS               Harvard  Institutes  of  Medicine,  Rm  407
ADDRESS:               4  Blackfan  Circle
                       Boston,  MA  02115

RESIDENCE              35  Foster  Street
ADDRESS:               Cambridge,  MA  02138

PRINCIPAL OCCUPATION   See below
OR EMPLOYMENT:

CITIZENSHIP:           United  States  of  America

Dr. Mulligan does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Dr. Mulligan has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Dr. Mulligan's principal occupation is serving as the Mallinckrodt Professor of Genetics at Harvard Medical School, and Director of the Harvard Gene Therapy Initiative. Professor Mulligan received his B.S. degree from the Massachusetts Institute of Technology, and his Ph.D. from the Department of Biochemistry at Stanford University School of Medicine. After receiving postdoctoral training at the Center for Cancer Research at MIT, Professor Mulligan joined the MIT faculty and subsequently was appointed Professor of Molecular Biology and Member of the Whitehead Institute for Biomedical Research before moving to Children's Hospital and Harvard in 1996. His honors include the MacArthur Foundation Prize, the Rhodes Memorial Award of the American Association for Cancer Research, the ASMB-Amgen Award, and the Nagai Foundation International Prize.

Dr. Mulligan served as a director of ImClone System Incorporated, a publicly traded biopharmaceutical company, from September 2006 until November 2008, and as a member of Scientific Advisory Board and Executive Committee. In addition, Dr. Mulligan has served as a director of Biogen Idec Pharmaceuticals, a publicly traded biopharmaceutical company from June 2009 until the present, as a director of Enzon Pharmaceuticals, a publicly traded biopharmaceutical company from May 2009 until the present, and as a director of Cellectis SA, a biotechnology company which specializes in genome engineering, since 2007. He has also served on the National Institutes of Health's Recombinant DNA Advisory Committee and on the U.S. Food and Drug Administration Biological Response Modifiers Advisory Committee.

                                                                         ANNEX B
                                                                    ATTACHMENT 3

INFORMATION ABOUT NOMINEES
--------------------------

NAME:                  Professor  Lucian  Bebchuk

AGE:                   55

BUSINESS               22  Sacramento  Street
ADDRESS:               Cambridge,  MA  02138


RESIDENCE              1545  Massachusetts  Avenue
ADDRESS:               Cambridge,  MA  02138

PRINCIPAL OCCUPATION   See below
OR EMPLOYMENT:

CITIZENSHIP:           United  States  of  America

Professor Bebchuk does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Professor Bebchuk has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Professor Bebchuk's principal occupation is serving as the William J. Friedman and Alicia Townsend Friedman Professor of Law, Economics, and Finance and Director of the Program on Corporate Governance at Harvard Law School. Professor Bebchuk is also a Research Associate of the National Bureau of Economic Research and Inaugural Fellow of the European Corporate Governance Network. Trained in both law and economics, Professor Bebchuk holds an LL.M. and S.J.D. from Harvard Law School and an M.A. and a Ph.D. in Economics from the Harvard Economics
Department. His research focuses on corporate governance, law and finance, and law and economics. Upon electing him to membership in 2000, the American Academy of Arts and Sciences cited him as "[o]ne of the nation's leading scholars of law and economics," who "has made major contribution to the study of corporate control, governance, and insolvency." The author of more than one hundred research papers, Professor Bebchuk's work has appeared in the top academic journals in law, in economics, and in finance. His widely acclaimed book, Pay without Performance: the Unfulfilled Promise of Executive Compensation, co-authored with Jesse Fried, was published in 2004. Professor Bebchuk has been a frequent contributor to policy-making, practice, and public debate in the fields of corporate governance and financial regulation. He has appeared in hearings and roundtables before the Senate Finance Committee, the House of Representatives Committee of Financial Services, and the SEC; has advised publicly traded firms, governmental authorities both in and outside the U.S., and law firms; has authored numerous op-ed pieces, including in the Wall Street Journal, the New York Times, and the Financial Times; and serves on the board of directors of OJSC MMC Norilsk Nickel, the world's largest producer of nickel and palladium. He was included in the list of "100 most influential players in corporate governance" of Directorship, the "100 most influential people in finance" of Treasury & Risk Management, and the list of top-10 "governance stars" of Global Proxy Watch. Professor Bebchuk served as President of the American Law and Economics Association and Chair of the Business Association Section of the American Association of Law Teachers. He is a Vice-President of the Western Economics Association International and the founding Director of the SSRN Corporate Governance Network.

                                                                         ANNEX B
                                                                    ATTACHMENT 4

INFORMATION ABOUT NOMINEES
--------------------------

NAME:                  Eric  J.  Ende,  M.D.

AGE:                   43

BUSINESS               6231  PGA  Blvd,  STE  104-161
ADDRESS:               Palm  Beach  Gardens,  FL  33418

RESIDENCE              102  Via  Palacio
ADDRESS:               Palm  Beach  Gardens,  FL  33418

PRINCIPAL OCCUPATION   See below
OR EMPLOYMENT:

CITIZENSHIP:           United  States  of  America

Dr. Ende does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Dr. Ende has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Dr. Ende's principal occupation is serving as President of Ende Consulting Group, which is focused on biotechnology industry consulting, since 2009. Since 2008, Dr. Ende has also served as a Managing Partner of Silverback Group, which is focused on identifying, evaluating and participating in various types of investment opportunities, including venture capital, real estate and financings. From 2002 through 2008, Dr. Ende was the senior biotechnology analyst at Merrill Lynch. From 2000 to 2002, he was the senior biotechnology analyst at Banc of America Securities. From 1997 to 2000, he was a biotechnology analyst at Lehman Brothers. During Dr. Ende's career as a biotechnology analyst, he was named to Institutional Investor's AllAmerica Equity Research Team six times as well as to The Greenwich Survey list of top analysts. He was also named Top Stock Picker by The Street.com and Best Earnings Estimator by Forbes.com. Dr. Ende served as a director of Genzyme Corporation from 2010 until it was acquired by Sanofi-Aventis in 2011. Dr. Ende received an M.B.A. in Finance & Accounting from New York University's Stern Business School in 1997, an M.D. from Mount Sinai School of Medicine in 1994, and a B.S. in Biology and Psychology from Emory University in 1990.

                                                                         ANNEX C

The written consent of each Nominee to, among other things, being named as a nominee for election as a director of the Corporation and to serve as a director if elected is attached to this Annex C. If the Corporation requests original signed statements of consents, the Record Holder will provide them.

                                                                         ANNEX C
                                                                    ATTACHMENT 1


                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Forest Laboratories, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II LP ("Icahn Master II"), Icahn Partners Master Fund III LP ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from stockholders of the Company to be voted at the 2011 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

     The undersigned hereby consents to the disclosure of all information relating to the undersigned as would be required to be disclosed in solicitations of proxies for the election of the undersigned as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in any such solicitation made by the Company. The undersigned, if elected, intends to tender, promptly following the undersigned's election or reelection, an irrevocable resignation effective upon the undersigned's failure to receive the required vote for reelection at the next meeting at which the undersigned would face reelection and upon acceptance of such resignation by the board of directors, in accordance with the Company's Board Practice on Director Elections.

Dated: June 9, 2011



                                                    /s/ Alexander  J.  Denner
                                                    -------------------------
                                                    Name:  Alexander  J.  Denner

                                                                         ANNEX C
                                                                    ATTACHMENT 2

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Forest Laboratories, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II LP ("Icahn Master II"), Icahn Partners Master Fund III LP ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from stockholders of the Company to be voted at the 2011 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

     The undersigned hereby consents to the disclosure of all information relating to the undersigned as would be required to be disclosed in solicitations of proxies for the election of the undersigned as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in any such solicitation made by the Company. The undersigned, if elected, intends to tender, promptly following the undersigned's election or reelection, an irrevocable resignation effective upon the undersigned's failure to receive the required vote for reelection at the next meeting at which the undersigned would face reelection and upon acceptance of such resignation by the board of directors, in accordance with the Company's Board Practice on Director Elections.

Dated:  June  8,  2011



                                                        /s/ Richard  Mulligan
                                                        ---------------------
                                                        Name:  Richard  Mulligan

                                                                         ANNEX C
                                                                    ATTACHMENT 3

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Forest Laboratories, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II LP ("Icahn Master II"), Icahn Partners Master Fund III LP ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from stockholders of the Company to be voted at the 2011 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

     The undersigned hereby consents to the disclosure of all information relating to the undersigned as would be required to be disclosed in solicitations of proxies for the election of the undersigned as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in any such solicitation made by the Company. The undersigned, if elected, intends to tender, promptly following the undersigned's election or reelection, an irrevocable resignation effective upon the undersigned's failure to receive the required vote for reelection at the next meeting at which the undersigned would face reelection and upon acceptance of such resignation by the board of directors, in accordance with the Company's Board Practice on Director Elections.

Dated:  June  9,  2011



                                                      /s/ Lucian  A.  Bebchuk
                                                      -----------------------
                                                      Name:  Lucian  A.  Bebchuk

                                                                         ANNEX C
                                                                    ATTACHMENT 4

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Forest Laboratories, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II LP ("Icahn Master II"), Icahn Partners Master Fund III LP ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from stockholders of the Company to be voted at the 2011 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

     The undersigned hereby consents to the disclosure of all information relating to the undersigned as would be required to be disclosed in solicitations of proxies for the election of the undersigned as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in any such solicitation made by the Company. The undersigned, if elected, intends to tender, promptly following the undersigned's election or reelection, an irrevocable resignation effective upon the undersigned's failure to receive the required vote for reelection at the next meeting at which the undersigned would face reelection and upon acceptance of such resignation by the board of directors, in accordance with the Company's Board Practice on Director Elections.

Dated:  June  8,  2011



                                                               /s/ Eric  Ende
                                                               --------------
                                                               Name:  Eric  Ende

                                                                         ANNEX D

Attached to this Annex D is the form of agreement to be entered into by the Nominees (other than Dr. Denner) and an affiliate of the Record Holder pursuant to which such affiliate has agreed to pay certain fees to such Nominees and to indemnify such Nominees with respect to certain costs incurred by such Nominees in connection with the proxy contest relating to the Annual Meeting.

                                ICAHN CAPITAL LP

                                  June 9, 2011

To the undersigned potential nominee:

     This will confirm our understanding as follows:

     You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") to stand for election as directors of Forest Laboratories, Inc. ("Forest Laboratories") in connection with a proxy contest with management of Forest Laboratories in respect of the election of directors of Forest Laboratories at the 2011 Annual Meeting of Shareholders of Forest Laboratories (the "Annual Meeting"), expected to be held in the Summer of 2011, or a special meeting of shareholders of Forest Laboratories called for a similar purpose (the "Proxy Contest").

     Icahn Capital LP ("Icahn") agrees to pay the costs of the Proxy Contest.

     In addition, upon our filing of a preliminary proxy statement with the SEC, which indicates that Icahn, or an affiliate thereof, intends to nominate you for election at the Annual Meeting, you will be entitled to be paid $25,000 by Icahn unless you are elected to serve as a director of Forest Laboratories at the Annual Meeting or a special meeting of shareholders of Forest Laboratories called for a similar purpose or in connection with a settlement of the Proxy Contest by Icahn and Forest Laboratories, in which case you will not receive any payment from Icahn in connection with the Proxy Contest. Payment to you pursuant to this paragraph, if any, will be made by Icahn, subject to the terms hereof, upon the earliest of (i) the certification of the results of the election in respect of the Proxy Contest, (ii) the settlement of the Proxy Contest by Icahn and Forest Laboratories, or (iii) the withdrawal of the Proxy Contest by Icahn.

     You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Forest Laboratories and for use in creating the proxy material to be sent to shareholders of Forest Laboratories and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Mark DiPaolo, Assistant General Counsel, Icahn Enterprises LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4361, Fax:
(212) 688-1158, Email: mdipaolo@sfire.com and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Forest Laboratories informing Forest Laboratories that you consent to being nominated by Icahn, or an affiliate thereof, for election as a director of Forest Laboratories and, if elected, consent to serving as a director of Forest Laboratories and consent to the disclosure of certain information relating to you as would be required to be disclosed in solicitations of proxies for your election as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in any such solicitation made by the Company. You also will make a statement in the attached instrument that if elected, you intend to tender, promptly following your election or reelection, an irrevocable resignation effective upon your failure to receive the required vote for reelection at the next meeting at which you would face reelection and upon acceptance of such resignation by the board of directors, in accordance with the Company's Board Practice on Director Elections. Upon being notified that we have chosen you, we may forward that instrument and your completed questionnaire (or summaries thereof) to Forest Laboratories.

     Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Forest Laboratories on the Slate (a "Proceeding") or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys' costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Forest Laboratories' Board of Directors or for any actions taken by you as a director of Forest Laboratories, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn. Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

     Each of us recognizes that should you be elected to the Board of Directors of Forest Laboratories all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of Forest Laboratories and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Forest Laboratories.

     Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

                                              Very  truly  yours,


                                              ICAHN  CAPITAL  LP


                                              By:  __________________________
                                                   Name:  Edward  E.  Mattner
                                                   Title:  Authorized  Signatory




Agreed to and Accepted as
of the date first above written:


__________________________
Name:

                                                                       EXHIBIT 3

                         HIGH RIVER LIMITED PARTNERSHIP
                         ICAHN PARTNERS MASTER FUND LP
                        ICAHN PARTNERS MASTER FUND II LP
                       ICAHN PARTNERS MASTER FUND III LP
                               ICAHN PARTNERS LP
                          767 FIFTH AVENUE, 47TH FLOOR
                               NEW YORK, NY 10153

                                 June 16, 2011

VIA FACSIMILE, EMAIL, BY HAND AND FEDERAL EXPRESS
-------------------------------------------------

Forest Laboratories, Inc.
909 Third Avenue
New York, NY  10022
Attention:  Mr. Howard Solomon, Chairman and Chief Executive Officer
            Herschel S. Weinstein, Esquire, General Counsel and Corporate Secretary

Re:  Inspection  of  Books  and  Records
     -----------------------------------

Gentlemen:

     High River Limited Partnership ("High River") is the record owner of 1000 shares of the common stock, ("Common Stock"), of Forest Laboratories, Inc., a Delaware corporation (the "Corporation"). High River, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, are collectively described herein as the "Icahn Parties." Including the 1000 record shares held by High River, the Icahn Parties collectively are the beneficial holders of approximately 19.9 million shares of Common Stock costing approximately $317,000,000, which they believe represents approximately 6.95% of the outstanding Common Stock. The Icahn Parties have been stockholders of the Corporation for approximately two years. Attached hereto as Exhibit A are true and correct redacted copies of brokerage statements evidencing the beneficial ownership of Common Stock by Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and Icahn Partners LP.

     As common stockholders of the Corporation, the Icahn Parties hereby demand, pursuant to Section 220 of the General Corporation Law of the State of Delaware ("Section 220") and the common law of the State of Delaware, the right to inspect, no later than June 22, 2011, during normal business hours, the books and records of the Corporation requested herein, and to make copies or abstracts there from.

                                  I. Purpose.

     A. Factual Background.
        -------------------

     In January 2004, the United States Department of Justice ("DOJ") and the United States Attorney's Office for the District of Massachusetts began an investigation into marketing, sales, and other activities allegedly undertaken by Forest Laboratories, Inc. (the "Company") in connection with Celexa, Lexapro, and a formulation of Levothroid that the Company ceased distributing in 2003. In September 2010, the Corporation announced that a subsidiary had pled guilty to federal felony and misdemeanor charges relating to this investigation. The announcement also revealed that the Corporation had paid various governmental entities in excess of $300 million to settle related charges. Thereafter, the Corporation announced that it had settled derivative suits against its board of directors and certain of its officers, including Howard Solomon its CEO, stemming from the situation, and it appeared from the information disclosed to the shareholders that the Corporation had put this situation behind it. That, appearance, however, was false. In fact, despite the settlement and guilty plea something had caused the federal government to seek to change the Corporation's management.

     On April 13, 2011, the Company issued a press release, the material part of which stated as follows:

          NEW YORK, Apr 13, 2011 (BUSINESS WIRE) --

     Forest Laboratories, Inc. (NYSE: FRX) today announced that Howard Solomon, Chairman, Chief Executive Officer and President, will challenge a potential action by the Office of the Inspector General, Department of Health and Human Services (HHS-OIG), to exclude him from participation in federal healthcare programs. Mr. Solomon was notified yesterday of the potential action in a letter from HHS-OIG.

     The potential action emanates from matters that were settled by Forest in 2010 with no finding of knowledge or wrongdoing by Mr. Solomon. The only basis given in the letter notifying Mr. Solomon of the potential action is that he is "associated with" Forest. The letter gives Mr. Solomon 30 days to respond and say why he should not be excluded. Should HHS-OIG determine after that that Mr. Solomon be excluded, unless the effectiveness of such exclusion is enjoined by a court, Mr. Solomon would be required to step down from his present executive positions. Mr. Solomon plans to commence immediate litigation to prevent such exclusion from taking effect if HHS-OIG determines to proceed.

     Board member and Chairman of the Audit Committee William J. Candee III, speaking on behalf of Forest's entire Board of Directors stated, "It would be completely unwarranted to exclude a senior executive against whom there has never been any allegation of wrongdoing whatsoever. Mr. Solomon has always set a tone of the highest integrity from the top. At Mr. Solomon's direction, the Company has significantly enhanced its sales force monitoring and compliance procedures. We believe the potential HHS-OIG action may well be beyond its legal authority."

     Continued Mr. Candee, "At no time during the government's six year investigation of Forest was Mr. Solomon ever accused of any wrongdoing in connection with the matters settled in 2010. We are hopeful that HHS-OIG will decide that the facts and circumstances as to Mr. Solomon do not warrant an exercise of its exclusion authority."

     Herschel S. Weinstein, Vice President and General Counsel stated, "Numerous other major pharmaceutical companies have plead guilty to much more egregious offenses, and none of them has faced the exclusion of a senior executive who has not himself been convicted of a crime or pleaded guilty to a crime. We believe that HHS-OIG is contemplating using a statute that has never before been used under these circumstances and would be exceeding the bounds of its authority."

     Since the date that release was issued, the Corporation issued its Form 10-K for 2010. It expanded upon the statements of the press release:

     "Mr. Howard Solomon, our Chairman, Chief Executive Officer and President, has received a notice from the OIGHHS indicating its intent to consider excluding Mr. Solomon from participating in federal healthcare programs. This potential action by the OIGHHS emanates from matters that we settled in 2010 with no finding of knowledge or wrongdoing by Mr. Solomon. Mr. Solomon has until June 13, 2011 to respond to this notice explaining why he should not be so excluded. Should the OIGHHS determine after such response that Mr. Solomon should be excluded, Mr. Solomon would be required to step down from his present executive positions unless the effectiveness of such exclusion is enjoined by legal proceedings. Mr. Solomon plans to commence litigation to prevent such exclusion from taking effect if OIGHHS determines to proceed. We do not believe any such exclusion of Mr. Solomon is warranted and will support legal actions to challenge any such exclusion."

     The Corporation's disclosures make three points clear: (1) the federal government had brought criminal and civil charges against the Corporation for claimed misconduct, and those charges were settled in September 2010; (2) contrary to public statements made by the Corporation that settlement did not resolve all outstanding issues and the federal government has now for reasons not disclosed by the Corporation demanded Mr. Solomon, the Corporation's Chairman, CEO and President, step down from those roles or the Corporation will be barred from doing business with the United States Government; and (3) the Corporation's board of directors fully supports Mr. Solomon in his battle with the Government and has ordered the Corporation to back him in his fight.

     The board's support of Mr. Solomon comes despite declining performance of the Corporation over the past seven years. The price of the Common Stock peaked in February 2004 at almost $76 per share. The current price is approximately $38 per share, which means that shareholder value has been essentially cut in half during the last seven years. Analysts are predicting even further operational slippage as key drugs come off patent without immediate replacements. Earnings for the fiscal year ending March 31, 2011 were $4.41 per share; the mean estimates for fiscal 2012 and 2013 are $3.68 and $1.21 per share respectively. Top line revenue is predicted to decline from $4.42 billion to $3.38 billion over the same period. From 2004 to the present a total of over $10 billion in shareholder value has evaporated under the stewardship of Mr. Solomon and the board and corporate performance is still heading downhill.

     Although the stockholders have lost huge amounts of money, the board ensured that Mr. Solomon greatly prospered over the same period. According to the Corporation's disclosures, Mr. Solomon received almost $50 million in total compensation from 2004-2010. And that number is conservative. In 2004-2005 the Company reported two possible values for options grants, and the $50 million number uses the lower of the two values for those years. If the higher figures were used, the reported compensation amount would increase to almost $70 million. In addition, while the shareholders were suffering from large stock declines, Mr. Solomon was selling. In February 2007 he sold 4.3 million shares at an average price of $52.60 per share, for a total of approximately $226 million, although the board has since issued Mr. Solomon significant amounts of new options and shares. In other words, Mr. Solomon cashed out much of his stake in the Company just as tough times were beginning, and his present holdings almost entirely consist of options or shares directly granted by the Corporation or that resulted from the exercise of options granted by the Corporation.

     B. Mr. Solomon's Curious Board.
        ----------------------------

     The Government's action against Mr. Solomon is apparently unprecedented. It appears that never before has the Government insisted that a chief executive officer resign in order for a company to be allowed to continue to do business with the Government. It is difficult to understand why a board would richly reward a chief executive for the performance that Mr. Solomon has delivered over the past seven years. It is even more difficult to understand how any board of directors would risk a company to support a CEO with such a track record in a confrontation with the Government.

     The Corporation, however, does not have the type of board found at a typical public company.r It currently has 9 directors, who-together with Mr. Solomon and the rest of executive management-collectively own only approximately 3% of the Corporation's stock, and most of that stock has been received in the forms of options or other stock grants. The directors have invested very little of their own cash in the Corporation.

     The following table lists the current directors, their positions with the Corporation, their ages and length of tenure on the board.

DIRECTOR                   POSITION WITH FOREST        AGE     YEAR JOINED BOARD
--------                   --------------------        ---     -----------------
Howard Solomon             Chairman and CEO             83           1964
                           (since 1977)
William J. Candee, III     Co-Chairman; Audit           84           1959
                           Comm. Chair
George S. Cohan                                         87           1977
Dan L. Goldwasser                                       71           1977
Kenneth E. Goodman         Former President and COO     63           1998
Lester B. Salans, MD                                    75           1998
Lawrence S. Olanoff, MD    Just-Resigned President      59           2006
                           and COO
Nesli Basgoz, MD                                        53           2006
Peter J. Zimetbaum, MD                                  47           2009

     As can be seen, three of the Corporation's directors have served on the board with Mr. Solomon for over thirty years each, and all but one of the board members were directors during the past years in which shareholder value was vaporized and Mr. Solomon received large amounts of compensation. Overall, the average length of board service of the directors is almost 23 years.

     Given the directors' relatively small holdings of stock, extraordinary average length of tenure on the board and habit of rewarding Mr. Solomon while the stockholders suffered, the possibility obviously exists that many of the directors cannot view Mr. Solomon's performance objectively. Thus, it would be extremely difficult for them to not support Mr. Solomon in his fight with the Government even if that fight is not in the Corporation's or stockholders' best interests. Indeed, it is necessary to ask whether there has been a fundamental failure of board leadership and supervision as the directors have put their personal loyalty and friendship to Mr. Solomon above their fiduciary duties to the Corporation and its stockholders.

     If the Corporation's scant public disclosures are correct, the board has now irrevocably committed to supporting Mr. Solomon in his battle against the Government. Given that commitment, it is now up to the stockholders to decide if these are the best directors to be the stewards of Forest Laboratories' fate at this critical time. To make that decision, though, the stockholders need far more information about what is going on and why it is occurring than they have received. The Corporation's public disclosures about this affair have been opaque, inaccurate and seemingly designed to reveal the least possible information. The stockholders have not even been informed of the charges against Mr. Solomon. Thus, the stockholders have been denied even the most basic information necessary to determine whether the board is following a proper and appropriate course in its dealings with the Government or whether it is risking the Corporation to protect the CEO.

     C. The Legal Standard and the Unanswered Questions.
        ------------------------------------------------

     Section 220 permits the stockholders of a corporation to investigate corporate mismanagement for the purposes of, among other things, "mounting a proxy fight to elect new directors;" "bring[ing] corporate misconduct to light;" or bringing litigation to redress wrongdoing, so long as there is a credible basis to believe such wrongdoing or mismanagement occurred. Here there is no doubt that there is a credible basis to believe that wrongdoing has occurred-a corporate subsidiary has pled guilty to a felony, the Corporation paid over $300 million in fines and reimbursement and the Government is demanding that the Chairman and CEO be removed from his offices.

     The board's action in immediately supporting Mr. Solomon - despite his track record over the past seven years - also raises a credible basis to believe that it too engaged in mismanagement or wrongdoing as do the Corporation's obfuscating and misleading public statements about the situation.

     In deciding how the Corporation should be governed going forward the stockholders need answers to the following fundamental but unanswered questions.

     First, what has the Government told the Corporation about why it is seeking such an unprecedented remedy against Mr. Solomon and why did the September settlement not resolve all such matters?

     Second, why did the board immediately back Mr. Solomon? The press release that stated that the board was backing him was issued only one day after the Corporation purportedly was informed of the issue, which implies either that the Corporation was already aware of the possibility that the Government might take action against Mr. Solomon but did not disclose that to the stockholders or that the board acted with very little information and even less time to consider the import of what it was doing in publicly backing Mr. Solomon.

     Third, does the Corporation in fact have adequate grounds to contest the Government's actions here?

     Fourth, regardless of the background facts is it actually in the interest of the Corporation and all of its stockholders to fight the Government under these circumstances? Is Mr. Solomon, whose last seven years of stewardship has resulted in a drop in shareholder value of 50%, really so critical to the success of the Corporation that it justifies the risks the board is taking?

     Finally,  is  this  board  so  compromised  or complicit with regard to Mr.
Solomon  that  it  has become potentially liable for its own violations of duty?

     D. Why the Icahn Parties Need to Review the Documents.
        ---------------------------------------------------

     As long-term stockholders, the Icahn Parties believe that this is an intolerable situation that is patently unfair to the Corporation's stockholders. As the Corporation is aware, pursuant to the Corporation's by-laws the Icahn Parties have delivered the necessary papers to nominate alternative directors at the Corporation's annual meeting, which should be held in approximately August 2011. The purpose of this demand is:

     (1) to enable the Icahn Parties to review the information requested below and, if appropriate, to share it with their fellow stockholders in connection with the 2011annual meeting of stockholders, and to use such information to support the election of directors nominated by the Icahn Parties in opposition to the Corporation's slate of directors;

     (2) to help the Icahn Parties determine which among the directors are the least independent and engaged so that the Icahn Parties might seek to replace those directors and retain the members of the board who are best suited to help manage the Corporation going forward;

     (3) to determine whether the board breached its duties to the Corporation and its stockholders when it determined to support Mr. Solomon in his personal fight with the Government; and

     (4) to determine whether litigation should be brought on behalf of the Corporation and/or its stockholders against Mr. Solomon and members of the board of directors.

                            II. Documents Requested.

     The Icahn Parties therefore request the Corporation to produce to them the following documents:

          a) The HHS-OIG letter referred to in the press release quoted above that was delivered to the Corporation on or about April 12, 2011 and any other documents from HHS-OIG or counsel for the government in this matter dealing with Mr. Solomon, and any responses by Mr. Solomon or the Corporation thereto.

          b) Any document indicating that the Corporation was aware of the possibility that HHS-OIG (or other governmental agency) might seek such a, or similar, sanction against Mr. Solomon prior to April 12, 2011 (including any prior correspondence with HHS-OIG or its counsel relating to such subject).

          c) All documents provided to the board of directors or a committee thereof on this subject.

          d) All board or committee minutes in which this subject is discussed, including any minutes, resolutions or consents pursuant to which the board or any committee thereof concluded that it did not believe any such exclusion of Mr. Solomon [wa]s warranted and w[ould] support legal actions to challenge any such exclusion.

     The undersigned will bear the reasonable costs incurred by the Corporation in connection with the production of the above information.

                                     * * *

     The undersigned hereby authorizes Stephen Jenkins, Esq. and Richard D. Heins, Esq. of Ashby & Geddes, Wilmington, DE and their respective partners, associates, employees and any other persons designated by Stephen Jenkins or Richard D. Heins, acting together, singly or in combination, to conduct, as their agents, the inspection and copying requested herein and otherwise act on behalf of the undersigned pursuant to the attached power of attorney. Please advise the undersigned's counsel, Marc Weitzen, at (212) 702-4388, or Mark DiPaolo at (212) 702-4361 as promptly as practicable when and where the items demanded above will be made available to the undersigned. Please also advise Marc Weitzen or Mark DiPaolo immediately whether you voluntarily will supply the requested information.

                                             Very  truly  yours,


                                             HIGH RIVER LIMITED PARTNERSHIP

                                             By: Hopper Investments LLC, general
                                                 partner


                                             By:  /s/ Edward E. Mattner
                                                  ---------------------
                                                  Name: Edward E. Mattner
                                                  Title: Authorized Signatory

                                             ICAHN PARTNERS MASTER FUND LP


                                             By:  /s/ Edward E. Mattner
                                                  ---------------------
                                                  Name: Edward E. Mattner
                                                  Title: Authorized Signatory

                                             ICAHN PARTNERS MASTER FUND II L.P.


                                             By:  /s/ Edward E. Mattner
                                                  ---------------------
                                                  Name: Edward E. Mattner
                                                  Title: Authorized Signatory

                                             ICAHN PARTNERS MASTER FUND III L.P.


                                             By:  /s/ Edward E. Mattner
                                                  ---------------------
                                                  Name: Edward E. Mattner
                                                  Title: Authorized Signatory

                                             ICAHN PARTNERS LP


                                             By:  /s/ Edward E. Mattner
                                                  ---------------------
                                                  Name: Edward E. Mattner
                                                  Title: Authorized Signatory




SWORN TO AND SUBSCRIBED
before me this 16th day of June 2011



/s/ Notary Public
-----------------
Notary  Public